THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1997


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


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The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183














<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust ("Trust" or "Fund") and the Travelers Series Trust (U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; "Portfolios") for the year ended December 31, 1997.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception can be found in this report. A detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                                      MARKET       SCHEDULE OF
                                                                    COMMENTARY     INVESTMENTS
                                                                    ----------     -----------
            Managed Assets Trust..................................       3               9
            High Yield Bond Trust.................................       4              17
            Capital Appreciation Fund.............................       5              23
            Cash Income Trust.....................................       6              26
            U.S. Government Securities Portfolio..................      39              44
            Social Awareness Stock Portfolio......................      39              45
            Utilities Portfolio...................................      40              48

ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread to other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter of 1997. The Producer Price Index ("PPI") fell slightly in the fourth quarter and declined by -1.2% for 1997. Producer prices fell in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. Inflation has rarely or ever been so low at such a late stage in the economic cycle.

Technology-driven productivity gains have contributed to the recent disinflationary trend and the significant devaluation of several Asian currencies should result in lower import prices and help domestic inflation to decline further.

With worldwide overproduction, the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce.

Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand. Disinflation is a slowing down in the rate of price increases and means you do not have pricing power today, but there are not any major imbalances or dislocations to the economy) While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998 and believe we will continue to experience a period of overall price stability.

The crisis in Southeast Asia also raises the possibility of a global economic slowdown. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more that -0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long-term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary policy environment.

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Short-term interest rates have held steady even as inflation and long-term rates have fallen. Even though the Federal Reserve Board ("Fed") has not raised short rates for several months now, monetary policy has effectively become tighter as the real federal funds rate, (actual rate less inflation), has risen to 3.3%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) With Asian currencies in turmoil, we believe that the Fed is likely to stay put here and that the odds of another Fed hike are remote.

EQUITY MARKET COMMENTARY

The year 1997 turned out to be another spectacular one for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and a continuation of low inflation.

Stock market volatility also increased in 1997 when the Dow Jones Industrial Average ("DJIA") (DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.) moved up or down by more than 1% every third trading day on average. The uncertainty on the earnings front as a result of the Asian financial and currency crisis should sustain a high level of volatility and complicate the market outlook for 1998.

After a strong showing in the first half of 1997, the U.S. stock market posted solid gains in the third quarter. The S&P 500 Index ("S&P 500"), gained 7.5% in the third quarter of 1997, the Russell 2000 Index ("Russell 2000"), rose sharply by 14.9% and the NASDAQ Index performed even better with a spectacular rise of 16.9%. The U.S. stock market posted a mixed performance in the fourth quarter. The S&P 500 gained 2.9% in the fourth quarter, while the Russell 2000 fell by -3.4% and the NASDAQ Index declined by -6.8%. For the calendar year 1997, the S&P 500 rose by 33.4%, the Russell 2000 advanced by 22.4% and the NASDAQ Index gained 21.6%. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks. The Russell 2000 is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.)

Stock market volatility increased in the third quarter with the DJIA registering its second-largest point decline and its single-largest daily gain within a three-week period in the middle of the third quarter. Most stock market indexes fell about 3% on August 15, 1997, on a groundswell of earnings concerns after a few, large cap consumer companies warned about earnings disappointments for the third quarter. Investor sentiment reversed on September 2, 1997 when a weaker economic report from the National Association of Purchasing Managers ("NAPM") dispelled fears of further Fed tightening. The stock market reversed course with an equally spectacular 3% gain as bond prices rose sharply also.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the DJIA by 554 points on Monday, October 27, 1997, and was a major factor of the largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Second quarter earnings showed the same pattern of good news from earlier quarters which investors have now almost come to expect as a routine outcome. Positive surprises again far outnumbered disappointing earnings reports. Over 61% of all companies reported earnings above consensus while only 26% failed to deliver on earnings expectations.

Third quarter earnings were also ahead of expectations. The final tally on the earnings scorecard showed that 55% of all companies reported positive earnings surprises while 28% turned in earnings disappointments. We observe yet again that the current string of good earnings reports has now reached 19 consecutive quarters and is unprecedented in terms of both magnitude and duration.

The consensus forecast for 1998 corporate earnings growth is now 7.2%. The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market should be intolerant of any earnings disappointments.

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and as a result, 1998 promises to be a year of great uncertainty.

FIXED INCOME MARKET COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when the Hong Kong dollar came under pressure. The S&P 500 went down roughly 10% in October leading to a sharp rally in the U.S. bond market, while declining bond yields and bargain hunting by some investors helped stabilize financial markets as the reporting period drew to a close. The U.S. stock market and emerging debt markets posted positive returns in November and December as both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor forces to preserve profits, pressure will be taken off U.S. labor markets and the Fed will be given a compelling reason to cut rates. Moreover, many of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, should slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of GDP.

Looking ahead to 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asian could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") returned 2.40% for the fourth quarter of 1997 versus 3.14% for the 60% S&P 500, 40% Lehman Government/Corporate Index benchmark. Returns were hurt by being slightly overweighted in stocks and a small exposure to emerging market debt. For the year ended December 31, 1997, the Trust returned 21.31% versus 23.92% for the 60/40 benchmark primarily hurt by its underweighting in stocks in the second quarter of 1997.

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that started in Thailand in July spread throughout Asia and other emerging markets. The crisis hit all global markets in late October when the Hong Kong dollar was under pressure. The S&P 500 dropped 10% in October leading to a sharp rally in the U.S. bond market. Emerging market debt declined even more than stocks, with the J.P. Morgan EMBI Index declining 14% from peak to trough. The decline in bond yields and bargain hunting by investors stabilized markets so that U.S. stocks and emerging market debt posted positive returns in November and December, although not offsetting the amount they lost in October. However, Asian problems continued to occur and kept the markets on guard. For the quarter, the S&P 500 was up roughly 2.86%, bringing its return to 33.35% for the year. The Lehman Government/Corporate Bond Index was up 3.25% for the quarter bringing its return to 9.76% for the year.

Looking ahead for the remainder of 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asian could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that the U.S. economy

                                        3

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

We think corporate earnings will continue to be higher than expectations as corporations adjust their labor needs more quickly than expected for any revenue changes caused by the Asian slowdown. Therefore, stocks should be able to provide a 10% -- 15% return in a slower economic environment. Yet stocks may face more risk from a stronger-than-expected economy that takes liquidity from the financial markets. The Trust has an emphasis on stocks, while its bond portfolio's duration is longer than its target because of our bullishness on bonds.

HIGH YIELD BOND TRUST

For the year ended December 31, 1997, the High Yield Bond Trust ("Trust") had a total return of 16.56%. In comparison, the Lehman Aggregate Bond Index posted a total return of 9.65% for the same period. The high yield bond market generated relatively strong performance throughout 1997 with total returns in excess of about 13% compared to 6% to 11% returns for intermediate (i.e., less than 10 years) U.S. Treasurys and investment grade corporate bonds and roughly 12% to 14% for long-term (i.e., ten or more years) U.S. Treasurys and investment grade corporate bonds.

The Fund generated competitive total returns within that range for 1997. Within the high yield bond market, the lower-quality issues generated the strongest total returns in 1997 (i.e., a roughly 16% range). This was not surprising given the strong performance of the domestic stock market. The lower-quality segment of the high yield bond market tends to be more closely correlated to the domestic stock market than the higher-quality segments of the high yield bond market.

The high yield bond market began to underperform U.S. Treasurys in the fourth quarter of 1997 as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the U.S. Treasury market. The greatest underperformance in the fourth quarter of 1997 was among the lower-quality issues. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive higher quality issues generated the strongest total returns as general interest rates declined.

By the start of the fourth quarter, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only in the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the world's stock markets. Many investors began to invest more aggressively in U.S. Treasurys that are viewed as the ultimate safe haven during periods of economic uncertainty. Despite this increasing uncertainty over economic growth and corporate profitability, the domestic stock market had another strong year, with total returns in the 25% to 33% range.

In 1997, the domestic high yield bond market responded favorably to the strength in the domestic stock and U.S. Treasury markets. During the year, a total of $19 billion of new money flowed into open-end high yield bond funds. In addition, there was higher demand for high-yield bonds from insurance companies and pension funds. The overall demand was significant enough to absorb a record total of more than $120 billion of new high yield issues. Given this record new issuance, the high yield bond market now totals more than $450 billion in size, representing a meaningful 25% of the entire domestic corporate bond market.

We continue to believe that U.S. economic growth remains mixed and that many consumer-sensitive sectors will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. We also believe that a slowdown in overall world economic growth is inevitable as the severe economic decline in Asia sharply reduces demand for U.S. and European products. Consequently, the first half of 1998 could see an increase in many default rates among certain high yield bonds, especially the weaker more vulnerable companies that are having difficulty competing.

                                        4

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on world economic growth from the large declines in both the currencies and financial assets of the emerging markets in Asia and Latin America.

CAPITAL APPRECIATION FUND

For the year ended December 31, 1997, the Capital Appreciation Fund posted a total return of 26.14%. In comparison, the Russell 2000 returned 22.36% for the same period. As the year ended, Southeast Asia became the focal point of international markets, injecting volatility into equities worldwide. Despite substantial and at times unsettling fluctuations, the S&P 500 gained 33.35% for the year ended December 31, 1997.

Asia's expanding financial crisis engulfed new victims, and South Korea, the world's eleventh largest economy, became the latest to be infected with the "Asian contagion." At home, the growing Asian downturn raised new concerns about corporate earnings, and selling became pronounced. As a result, the DJIA experienced its worst single day point decline, dropping more than 550 points on October 27, 1997. Markets around the world moved lower, and most established markets actually experienced a true correction.

However, U.S. stocks proved resilient, and many investors once again treated the decline as a buying opportunity. Specifically, a global flight toward quality benefited the U.S. Treasury market, where long-term yields fell from 6.40% to 5.92% -- a substantial decline. Although stocks drew strength from falling interest rates, the rebound was limited in scope. The large multinationals drove the S&P 500's returns towards year end, and as a result, most other areas underperformed the Index.

During the period, we remained focused on a wide variety of companies including technology, telecommunications, pharmaceuticals, health care, financial services and select retailers. Ultimately, we look for companies that are benefiting from broader demographic trends both here and abroad. With Asia's escalating crisis, the follow-through effects will most likely become more intense in coming months, so we've focused on well-established companies with dominant business franchises.

In the technology area, we zeroed in on blue-chip companies with predictable earnings streams that should not be impacted by Asia's turmoil. Microsoft Corp. has been a long time favorite of ours, and remains a core position in the Fund. The company dominates the software industry and is now making headway into networking with the proliferation of its WindowsNT product. We also held Dell Computers & Co. which, despite reporting record earnings, finished the reporting period lower on concerns over the Far East. We still believe that Dell's long-term earnings potential is intact because revenues from the Far East account for only a fraction of Dell's sales. More recently, we were able to use the technology sector's weakness to add or increase several positions, including America Online, Inc. and Cisco Systems, Inc.

We also held several high-quality pharmaceutical manufacturers, including Warner-Lambert Co., Eli Lilly Corp. and Pfizer, Inc. These companies have either launched or are rolling out several exciting new products with exceptional sales potential. Combine this with an aging population that will increasingly draw on pharmaceutical products to treat ailments, and this creates tremendous long-term earnings for select drug manufacturers. Although Warner-Lambert enjoyed an incredible run in 1997, the stock price suffered a temporary setback recently. One of its two new blockbuster drugs (Rezulin) received negative press regarding side-effects that affect a very small portion of the drug's users. However, due to Rezulin's quality of life improvements for diabetics, we still believe that the drug could eventually generate over $1 billion dollars in sales per year.

While we had many strong performers, we did have some disappointments, with Oxford Health being the most significant. Two weeks prior to the company's earnings announcement, we met with Denver-based senior management and did a thorough review of the company. We sold our position at a loss after that meeting.

As we enter 1998, liquidity flows into stocks remain strong, fueled in part by lower interest rates. Looking at the economy, the hit to GDP from Asia's downturn should act as a brake, reigning in any inflationary pressures, which is good news for stocks. The current danger is that a slowdown in the global economy will inevitably work its way back to some U.S. companies. Pricing power remains weak for most of Corporate America, and rising labor wages continue to pressure margins at many companies. But in a less robust environment, we believe that superior companies with exceptional earnings

                                        5

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

will be rewarded. We've therefore focused our assets in a variety of high-quality companies where we are very confident about their future earnings. A result, we are positive about the Fund's prospects in 1998.

CASH INCOME TRUST

Cash Income Trust ("Fund") seeks to provides shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in one year or less.

For the year ended December 31, 1997, the Fund generated an effective yield of 5.03% and as of December 31, 1997 had an average maturity of 31 days. The Fund continues to invest primarily in U.S. Treasurys and government agency securities. This investment strategy has provided the Fund with safety, liquidity and stability.

You should be aware that your investment in the Fund is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1998

                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/97 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------
   Year Ended 12/31/97                  21.31%
   Five Years Ended 12/31/97            13.40%
   Ten Years Ended 12/31/97             13.06%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                            Lehman
 Measurement     Standard     Managed     Government/    Consumer
   Period        & Poor's     Assets       Corporate      Price
(Fiscal Year     500 Index    Trust        Bond Index     Index
  Covered)
Dec-87            10000        10000         10000        10000
Dec-88            11657        10919         10758        10442
Dec-89            15344        13880         12289        10927
Dec-90            14867        14223         13308        11594
Dec-91            19388        17310         15454        11949
Dec-92            20864        18199         16626        12295
Dec-93            22961        19897         18460        12633
Dec-94            23263        19497         17811        12971
Dec-95            28363        24726         21239        13301
Dec-96            34872        28133         21854        13742
Dec-97            46506        34128         23987        13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    16.56%
   Five Years Ended 12/31/97              11.95%
   Ten Years Ended 12/31/97               10.23%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                      First Boston
                       High Yield                                Consumer
 Measurement Period    Index Top   High Yield  Lehman Aggregate   Price
(Fiscal Year Covered)     Tier     Bond Trust    Bond Index       Index
Dec-87                   10000        10000         10000         10000
Dec-88                   11223        11457         10789         10442
Dec-89                   12703        11618         12357         10927
Dec-90                   12821        10558         13465         11594
Dec-91                   15775        13315         15619         11949
Dec-92                   17130        15066         16774         12295
Dec-93                   19806        17177         18410         12633
Dec-94                   19769        16960         17873         12971
Dec-95                   23461        19584         21175         13301
Dec-96                   25976        22727         21943         13742
Dec-97                   29257        26491         24060         13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    26.14%
   Five Years Ended 12/31/97              19.31%
   Ten Years Ended 12/31/97               16.46%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

   Measurement
     Period             Capital        Standard       Russell         Consumer
  (Fiscal Year        Appreciation     & Poor's        2000            Price
    Covered)             Fund          500 Index       Index           Index
Dec-87                   10000           10000         10000           10000
Dec-88                   11657           11006         12501           10442
Dec-89                   15344           12735         14535           10927
Dec-90                   14867           11940         11703           11594
Dec-91                   19388           16139         17093           11949
Dec-92                   20864           18980         20239           12295
Dec-93                   22961           21844         24060           12633
Dec-94                   23263           20803          9983           12971
Dec-95                   28363           28369         12825           13301
Dec-96                   34872           36370         14940           13742
Dec-97                   46537           45879         18282           13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 63.6%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.5%
     13,600   Accustaff Inc.++............................................................   $    312,800
     17,500   Albertsons, Inc. ...........................................................        829,063
      9,800   Borders Group Inc.++ .......................................................        306,863
     24,271   Cendant Corp. ..............................................................        834,326
      9,700   Colgate-Palmolive Co. ......................................................        712,950
     14,200   Costco Cos., Inc. ..........................................................        633,231
     10,400   CVS Corp. ..................................................................        666,250
     13,000   Family Dollar Stores Inc. ..................................................        381,063
     10,500   Federated Dept. Stores Inc.++...............................................        452,156
     10,500   Gannett Co. ................................................................        649,031
      7,800   Gap Inc. ...................................................................        276,413
      7,100   Gillette Co. ...............................................................        713,106
     14,100   Home Depot Inc. ............................................................        830,138
      5,200   Jones Apparel Group, Inc. ..................................................        223,600
     10,248   Kimberly-Clark Corp. .......................................................        505,355
      4,700   Lowes Cos., Inc. ...........................................................        498,788
      5,400   McDonalds Corp. ............................................................        257,850
      4,000   MGM Grand, Inc. ............................................................        144,250
      9,900   Mirage Resorts, Inc. .......................................................        225,225
     10,400   New York Times Co., Class A shares..........................................        687,700
     25,600   Procter & Gamble Co. .......................................................      2,043,200
      4,400   Rohm & Haas Co. ............................................................        421,300
      8,200   Ross Stores, Inc. ..........................................................        298,788
        300   Stride Rite Corp. ..........................................................          3,600
      5,800   Thomas & Betts Corp. .......................................................        274,050
     15,900   Time Warner Inc. ...........................................................        985,800
     12,100   TJX Cos., Inc. .............................................................        415,938
     13,000   Torchmark Corp. ............................................................        546,813
     10,400   Unilever NV.................................................................        649,350
     10,400   Walgreen Co. ...............................................................        326,300
     43,000   Wal-Mart Stores, Inc. ......................................................      1,695,813
     12,477   Walt Disney Co. ............................................................      1,236,003
---------------------------------------------------------------------------------------------------------
                                                                                               19,037,113
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.9%
      9,200   Anheuser-Busch Cos., Inc. ..................................................        404,800
     10,875   Archer-Daniels-Midland Co. .................................................        235,852
     10,400   Brunswick Corp. ............................................................        315,250
      3,700   Campbell Soup Co. ..........................................................        215,063
     44,300   Coca-Cola Co. ..............................................................      2,951,488
     21,800   Conagra Inc. ...............................................................        715,313
      7,510   Dean Foods Co. .............................................................        446,845
      8,700   Interstate Bakeries Corp. ..................................................        325,163
      7,800   Kellogg Co. ................................................................        387,075
      7,300   Liz Claiborne, Inc. ........................................................        305,231
     29,000   PepsiCo, Inc. ..............................................................      1,056,688
     45,800   Philip Morris Cos., Inc. ...................................................      2,075,313

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.9% (CONTINUED)
     14,400   Sara Lee Corp. .............................................................   $    810,900
      5,300   Thiokol Corp. ..............................................................        430,625
      6,400   Whirlpool Corp. ............................................................        352,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,027,606
---------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
      8,500   MidAmerican Energy Holdings Co. ............................................        187,000
      9,000   Schlumberger Ltd. ..........................................................        724,500
---------------------------------------------------------------------------------------------------------
                                                                                                  911,500
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7%
      8,265   Allstate Corp. .............................................................        751,082
      6,700   Ambac Financial Group, Inc. ................................................        308,200
      9,200   American Express Co. .......................................................        821,100
     16,125   American International Group Inc. ..........................................      1,753,594
      5,389   Banc One Corp. .............................................................        292,690
      7,100   Bank of New York Co., Inc. .................................................        410,469
     17,300   BankAmerica Corp. ..........................................................      1,262,900
      4,300   Bankers Trust New York Corp. ...............................................        483,481
      3,600   Barnett Banks Inc. .........................................................        258,750
      5,400   Baxter International Inc. ..................................................        272,363
      8,136   Chase Manhattan Corp. ......................................................        890,892
      8,400   Citicorp....................................................................      1,062,075
      5,700   Comerica, Inc. .............................................................        514,425
     14,000   Federal Home Loan Mortgage Co. .............................................        587,125
     13,800   Federal National Mortgage Association.......................................        787,463
      3,000   First Chicago NBD Corp. ....................................................        250,500
        661   First Empire State Corp. ...................................................        307,365
     11,300   First Union Corp. (N.C.)....................................................        579,125
      4,700   Fleet Financial Group, Inc. ................................................        352,206
      5,700   Golden West Financial Corp. ................................................        557,531
      5,500   Hartford Financial Services Group Inc. .....................................        514,594
      3,400   J.P Morgan & Co. ...........................................................        383,775
      4,000   KeyCorp New.................................................................        283,250
      5,000   Mellon Bank Corp. ..........................................................        303,125
     12,000   Merrill Lynch & Co., Inc. ..................................................        875,250
      9,900   MGIC Investment Corp. ......................................................        658,350
     18,450   Morgan Stanley, Dean Witter, Discover and Co. ..............................      1,090,856
      4,100   National City Corp. ........................................................        269,575
     14,000   NationsBank Corp. ..........................................................        851,375
      4,600   Northern Trust Corp. .......................................................        321,713
     14,200   Norwest Corp. ..............................................................        548,475
      5,900   PNC Bank Corp. .............................................................        336,669
      8,500   State Street Corp. .........................................................        494,594
      7,000   SunAmerica, Inc. ...........................................................        299,250
      4,100   SunTrust Banks, Inc. .......................................................        292,638
      4,900   UnionBanCal Corp. ..........................................................        526,750
      2,600   U.S. Bancorp................................................................        291,038

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7% (CONTINUED)
      4,500   Washington Mutual Inc. .....................................................   $    287,016
      1,800   Wells Fargo & Co. ..........................................................        610,988
---------------------------------------------------------------------------------------------------------
                                                                                               21,742,617
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.6%
      9,100   Abbott Laboratories.........................................................        596,619
     16,400   American Home Products Corp. ...............................................      1,254,600
     18,800   Beverly Enterprises, Inc. ..................................................        244,400
     21,900   Bristol-Myers Squibb Co. ...................................................      2,072,288
        491   Crescendo Pharmaceuticals Corp. ............................................          5,677
     16,800   Eli Lilly & Co. ............................................................      1,169,700
     11,100   Guidant Corp. ..............................................................        690,975
     12,400   HBO & Co. ..................................................................        595,200
     13,650   Health Management Associates Inc., Class A shares ..........................        344,663
      7,300   Health Care and Retirement Corp. ...........................................        293,825
      2,700   HealthCare COMPARE Corp. ...................................................        138,713
     29,600   Johnson & Johnson...........................................................      1,949,900
      5,800   Lincare Holdings, Inc. .....................................................        330,600
     23,100   Merck & Co. ................................................................      2,454,375
      9,500   Omnicare, Inc. .............................................................        294,500
     20,850   Pfizer Inc. ................................................................      1,554,628
      8,555   PharMerica, Inc. ...........................................................         89,560
     11,319   Quorum Health Group, Inc. ..................................................        297,124
     19,200   Schering-Plough Corp. ......................................................      1,192,800
      6,000   Shared Medical Systems Corp. ...............................................        396,000
      7,300   Warner-Lambert Co. .........................................................        905,200
      3,200   Wellpoint Heath Networks Inc. ..............................................        135,200
---------------------------------------------------------------------------------------------------------
                                                                                               17,006,547
---------------------------------------------------------------------------------------------------------
INSURANCE -- 1.0%
      9,600   Conseco Inc. ...............................................................        436,200
      9,400   Equitable Cos., Inc. .......................................................        467,650
     10,600   Everest Reinsurance Holdings, Inc. .........................................        437,250
      6,800   Marsh & McLennan Cos., Inc..................................................        507,025
      3,950   Transatlantic Holdings, Inc. ...............................................        282,425
---------------------------------------------------------------------------------------------------------
                                                                                                2,130,550
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.7%
      6,143   Aeroquip-Vickers Inc. ......................................................        301,391
      7,600   Alumax Inc. ................................................................        258,400
      5,000   Aluminum Co. of America.....................................................        351,875
     30,400   Bethlehem Steel Corp. ......................................................        262,200
     10,900   Crompton & Knowles Corp. ...................................................        288,850
      8,600   Dayton Hudson Corp. ........................................................        580,500
      4,400   Eaton Corp. ................................................................        392,700
     20,200   E.I. Du Pont de Nemours & Co. ..............................................      1,213,263
      4,900   Georgia-Pacific Corp. ......................................................        297,675
      4,900   Georgia-Pacific (Timber Group)..............................................        111,169
     11,800   Lyondell Petrochemical Co. .................................................        312,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.7% (CONTINUED)
     12,100   Masco Corp. ................................................................   $    615,588
      6,000   Mercury General Corp. ......................................................        331,500
     10,700   Monsanto Co. ...............................................................        449,400
      7,400   National Services Industries, Inc. .........................................        366,763
        918   Raytheon Co., Class A shares................................................         45,283
      7,600   Raytheon Co., Class B shares................................................        383,800
     10,500   United Technologies Corp. ..................................................        764,531
     10,800   U.S. Industries, Inc. ......................................................        325,350
     11,700   USX-US Steel Group Inc. ....................................................        365,625
      3,700   Weyerhauser Co. ............................................................        181,531
---------------------------------------------------------------------------------------------------------
                                                                                                8,200,094
---------------------------------------------------------------------------------------------------------
OIL -- 4.7%
      9,000   Amoco Corp. ................................................................        766,125
      6,200   Atlantic Richfield Co. .....................................................        496,775
      3,496   BJ Services Co. ............................................................        251,494
     10,600   Burlington Resources Inc. ..................................................        475,013
     12,000   Chevron Corp. ..............................................................        924,000
      5,900   Enron Corp. ................................................................        245,219
      7,100   Ensco International Inc. ...................................................        237,850
     42,700   Exxon Corp. ................................................................      2,612,706
     14,300   Mobil Corp. ................................................................      1,032,281
      5,000   Phillips Petroleum Co. .....................................................        243,125
     31,600   Royal Dutch Petroleum Co. ADR...............................................      1,712,325
     16,800   Texaco Inc. ................................................................        913,500
     14,200   Unocal Corp. ...............................................................        551,138
---------------------------------------------------------------------------------------------------------
                                                                                               10,461,551
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.6%
     10,400   Allied Signal Inc. .........................................................        404,950
      9,200   AVX Corp. ..................................................................        169,625
     18,270   Boeing Co. .................................................................        894,088
      7,400   Caterpillar Inc. ...........................................................        359,363
     11,900   CBS Corp. ..................................................................        350,306
     11,400   Deere & Co. ................................................................        664,763
      4,500   Dow Chemical Co. ...........................................................        456,750
      8,200   Emerson Electric Co. .......................................................        462,788
     15,200   Entergy Corp. ..............................................................        455,050
     58,400   General Electric Co. .......................................................      4,285,100
      6,700   Honeywell Inc. .............................................................        458,950
      9,900   Illinois Tool Works, Inc. ..................................................        595,238
      5,500   International Paper Co. ....................................................        237,188
      3,900   King World Productions, Inc. ...............................................        225,225
      7,200   Knight-Ridder, Inc. ........................................................        374,400
      3,680   Lockheed Martin Corp. ......................................................        362,480
     12,700   LTV Corp. ..................................................................        123,825
      5,000   Minnesota Mining & Manufacturing Co. .......................................        410,313
      6,200   Pitney Bowes Inc. ..........................................................        557,613

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.6% (CONTINUED)
      9,400   Raychem Corp. ..............................................................   $    404,788
     11,500   20th Century Industries.....................................................        299,000
---------------------------------------------------------------------------------------------------------
                                                                                               12,551,803
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 8.8%
     16,300   Applied Materials, Inc. ....................................................        490,528
     17,850   Cisco Systems, Inc. ........................................................        996,253
     23,550   Compaq Computer Corp. ......................................................      1,329,103
      6,462   Computer Associates International, Inc. ....................................        341,678
      6,600   Dell Computer Corp. ........................................................        554,606
     23,000   Edison International........................................................        625,313
      7,400   Fluor Corp. ................................................................        276,575
     14,800   Hewlett-Packard Co. ........................................................        925,000
     27,800   Intel Corp. ................................................................      1,952,081
     19,000   International Business Machines Corp. ......................................      1,986,688
     11,569   Lucent Technologies Inc. ...................................................        924,074
      9,700   Meredith Corp. .............................................................        346,169
     25,100   Microsoft Corp. ............................................................      3,243,391
     11,000   Motorola Inc. ..............................................................        627,688
     18,000   Oracle Corp. ...............................................................        401,063
      5,200   PacifiCorp..................................................................        142,025
      8,600   Parker-Hannifin Corp. ......................................................        394,525
      6,500   SCI Systems, Inc. ..........................................................        283,156
      6,500   Sun Microsystems Inc. ......................................................        259,594
     10,700   Sysco Corp. ................................................................        487,519
      8,600   Tellabs, Inc. ..............................................................        453,919
      7,400   Texas Instruments Inc. .....................................................        333,000
      9,200   Textron, Inc. ..............................................................        575,000
     10,300   Tyco International Ltd. ....................................................        464,144
     13,600   USX Marathon Group..........................................................        459,000
     16,800   VLSI Technology, Inc. ......................................................        396,900
      6,200   Xerox Corp. ................................................................        457,638
---------------------------------------------------------------------------------------------------------
                                                                                               19,726,630
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
      2,900   Burlington Northern Railroad Co. ...........................................        269,519
     12,800   Chrysler Corp. .............................................................        450,400
     11,200   Continental Airlines, Inc., Class B shares..................................        539,000
     32,500   Ford Motor Co. .............................................................      1,582,344
     14,400   General Motors Corp. .......................................................        873,000
     13,300   Navistar International Corp. ...............................................        330,006
      7,200   Norfolk Southern Corp. .....................................................        221,850
      4,800   Phelps Dodge Corp. .........................................................        298,800
      4,000   Union Pacific Corp. ........................................................        249,750
---------------------------------------------------------------------------------------------------------
                                                                                                4,814,669
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.5%
      9,700   Airtouch Communications Inc. ...............................................        403,156
     10,500   Ameritech Corp. ............................................................        845,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.5% (CONTINUED)
     31,000   American Telephone & Telegraph Corp. .......................................   $  1,898,750
      9,900   Baltimore Gas & Electric Co. ...............................................        337,219
     14,574   Bell Atlantic Corp. ........................................................      1,326,234
     19,000   Bellsouth Corp. ............................................................      1,069,938
      4,800   Chancellor Media Corp. .....................................................        358,350
      6,600   Clear Channel Communications Inc. ..........................................        524,288
      4,700   Columbia Gas Systems........................................................        369,244
      3,800   Duke Energy Corp. ..........................................................        210,425
      9,800   FPL Group Inc. .............................................................        580,038
     18,300   GTE Corp. ..................................................................        956,175
      4,900   Houston Industries, Inc. ...................................................        130,769
     12,700   MCI Communications Corp. ...................................................        544,116
      4,700   Northern Telecom Ltd. ......................................................        418,300
     22,827   SBC Communications, Inc. ...................................................      1,672,078
      8,700   Sonat Inc. .................................................................        398,025
     12,700   Southern Co. ...............................................................        328,613
      8,200   Sprint Corp. ...............................................................        480,725
     10,000   Texas Utilities Co. ........................................................        415,625
      8,700   US West Communications Group................................................        392,562
     31,300   WorldCom Inc. ..............................................................        946,825
---------------------------------------------------------------------------------------------------------
                                                                                               14,606,705
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $98,700,190)....................................    142,217,385
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.3%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.9%
      2,000   Finova Finance, 5.500%......................................................        140,000
          4   Fuji Finance Bermuda Trust-Sponsored ADR, 0.250%............................         35,495
     14,564   Equity Residential Properties, 7.250%.......................................        360,459
      4,000   Excel Reality Trust Inc., 2.125%............................................        121,375
      8,000   Merry Land & Investment, Series C, $2.150...................................        223,500
      8,000   National Australia Bank, 7.875%.............................................        227,500
      6,000   Newell Financial Trust, 5.250%..............................................        310,500
      4,000   St. Paul Capital, 6.000%....................................................        288,000
      5,000   Tosco Financial Trust, 5.750%...............................................        321,875
---------------------------------------------------------------------------------------------------------
                                                                                                2,028,704
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
      4,000   Amcor Ltd., 7.250%..........................................................        190,000
     10,000   Calenergy Capital II, 6.250%+...............................................        525,000
     12,000   International Paper, 5.250%.................................................        586,500
     10,990   News Corp. Ltd., 5.000%.....................................................        978,110
      9,000   Occidental Petroleum Corp., $3.025+.........................................        590,625
      4,000   Rouse Co., Series B, $3.000.................................................        202,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,072,235
---------------------------------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,730,477)......................      5,100,939
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
BONDS -- 18.0%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.5%
$   500,000   Great Western Financial, 6.375% due 7/1/00..................................   $    501,875
  5,000,000   Nationwide Health, 6.900% due 10/1/37.......................................      5,143,750
---------------------------------------------------------------------------------------------------------
                                                                                                5,645,625
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.9%
  2,000,000   Canada - Global Bond, 6.375% due 7/21/05....................................      2,040,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 9.0%
  2,000,000   Becton Dickinson, 8.800% due 3/1/01.........................................      2,147,500
  2,000,000   Cox Communications Inc., 6.875% due 6/15/05.................................      2,045,000
  3,000,000   IBM International, 6.250% due 10/10/2000....................................      3,012,222
    200,000   Omnicom Inc., 2.250% due 1/6/13.............................................        210,750
  4,000,000   Philip Morris Co., Inc., 7.750% due 1/15/27.................................      4,335,000
  1,000,000   Signet Master Trust, 1993-4b, 5.800% due 3/15/99............................        997,830
  2,020,000   Tele-Comm Inc., 9.650% due 10/1/03..........................................      2,234,625
  5,000,000   Xerox Corp., 6.250% due 11/15/26++..........................................      5,081,250
---------------------------------------------------------------------------------------------------------
                                                                                               20,064,177
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 1.3%
  3,000,000   TRW Inc., 6.250% due 1/5/98.................................................      2,997,917
---------------------------------------------------------------------------------------------------------
OIL -- 0.2%
    500,000   Apache Corp, 6.000% due 1/15/02.............................................        571,250
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 2.3%
  5,000,000   Bellsouth Cap Funding, 6.040% due 11/15/26..................................      5,056,250
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
  3,000,000   CSX, 6.950% due 5/1/27+.....................................................      3,078,750
    880,199   Wilmington Trust, 9.250% due 1/2/07+........................................        903,366
---------------------------------------------------------------------------------------------------------
                                                                                                3,982,116
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $38,805,078).................................     40,357,335
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 3.2%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.2%
    500,000   USF&G Corp., zero coupon due 3/3/09.........................................        345,000
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.3%
    500,000   Republic of Italy, 5.000% due 6/28/01.......................................        615,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.4%
  1,108,000   Alza Corp., zero coupon due 7/14/14.........................................        509,680
    500,000   Athena Neurosciences Inc., 4.750% due 11/15/04+.............................        511,875
    300,000   Berkshire Hathaway, 1.000% due 12/2/01......................................        479,625
    500,000   CUC International Inc., 3.000% due 2/15/02+.................................        630,000
    300,000   GVC Corp. Ltd., zero coupon due 5/21/02+....................................        315,000
    500,000   Home Depot Inc., 3.250% due 10/1/01.........................................        680,000
    300,000   Inco Ltd., 7.750% due 3/15/16...............................................        300,750
    300,000   Indian Petrochemicals, 2.500% due 3/11/02+ ++...............................        288,000
  1,000,000   Marriott International, zero coupon due 3/25/11.............................        647,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.4% (CONTINUED)
$   100,000   Omnicom, 4.250% due 1/3/07..................................................   $    139,875
    500,000   Scholastic Corp., 5.000% due 8/15/05........................................        443,125
    200,000   Taiwan Semiconductor, zero coupon due 7/3/02+...............................        214,000
    200,000   Telefonica Europa, 2.000% due 7/15/02.......................................        216,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,375,930
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
    600,000   Potomac Electric Power Co., 5.000% due 9/1/02...............................        582,750
---------------------------------------------------------------------------------------------------------
              TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $6,037,041)......................      6,918,680
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 11.8%
    375,000   U.S. Treasury Bill, 5.010% due 3/12/98++....................................        371,350
  3,000,000   U.S. Treasury Note, 5.875% due 9/30/02......................................      3,017,520
  3,000,000   U.S. Treasury Note, 7.875% due 11/15/04.....................................      3,355,470
  2,000,000   U.S. Treasury Note, 6.500% due 8/15/05......................................      2,087,540
  3,000,000   U.S. Treasury Note, 6.125% due 8/15/07++....................................      3,084,180
  5,000,000   U.S. Treasury Strips, zero coupon due 2/15/04...............................      3,536,400
  4,950,003   FHLMC, 8.00% due 9/1/04.....................................................      5,115,482
    299,635   FHLMC, 8.500% due 9/1/02....................................................        308,435
  3,500,000   FNMA Dwarf, 6.00% due 5/15/12#..............................................      3,439,835
    155,906   FNMA, 8.500% due 3/1/05.....................................................        161,997
    892,165   GNMA, 7.500% due 12/15/25 @.................................................        914,742
    323,403   GNMA, 9.000% due 12/15/16 @.................................................        346,043
    499,110   GNMA, 9.500% due 3/15/20 @..................................................        540,288
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECTOR (Cost -- $25,974,482)..........................     26,279,282
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $174,247,268)................................    220,873,621
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
  2,527,000   Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $2,527,889; (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02; Market
              value -- $2,580,189) (Cost -- $2,527,000)...................................      2,527,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $176,774,268*)...........................   $223,400,621
---------------------------------------------------------------------------------------------------------

 ++ Non-income producing security.
 + Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ Security is segregated by the Custodian for futures contract commitments and/or for securities traded on a "to-be-announced" basis.
 # Security is traded on a "to-be-announced" basis (See Note 8).
 @ Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 91.4%
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.0%
$250,000    B        Stanadyne Automotive Corp., Sr. Sub. Notes, 10.250% due 12/15/07+......   $   250,000
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 2.3%
 100,000    B+       Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+.....................       105,000
 150,000    B-       Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07+.............       154,500
 300,000    B        Polymer Group Inc., Sr. Sub. Notes, Series B, 9.000% due 7/1/07........       300,000
----------------------------------------------------------------------------------------------------------
                                                                                                   559,500
----------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.3%
 200,000    B-       Amscan Holdings, Sr. Sub. Notes, 9.875% due 12/15/07+..................       204,500
 340,000    NR       French Fragrances Inc., Sr. Notes, Series B, 10.375% due 5/15/07+......       358,700
----------------------------------------------------------------------------------------------------------
                                                                                                   563,200
----------------------------------------------------------------------------------------------------------
ENERGY -- 5.8%
 125,000    B        Anker Coal Group Inc., Sr. Notes, 9.750% due 10/1/07+..................       125,000
  74,000    B-       Belden Blake Corp., Sr. Sub. Notes, Series B, 9.875% due 6/15/07+......        75,017
 230,000    B        Energy Corp. of America, Sr. Sub. Notes, Series A, 9.500% due
                       5/15/07..............................................................       230,575
 200,000    B-       Panaco Inc., Sr. Notes, 10.625% due 10/1/04+...........................       201,500
 400,000    B+       Parker Drilling Corp., Sr. Notes, Series B, 9.750% due 11/15/06+.......       432,000
 200,000    B        Southwest Royalties Inc., Sr. Notes, 10.500% due 10/15/04+.............       198,000
  65,000    B+       Transamerican Energy Corp., Sr. Secured Notes, 11.500% due 6/15/02+....        63,863
 100,000    BB       Triton Energy Ltd., Sr. Notes, 8.750% due 4/15/02......................       102,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,428,455
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1%
 100,000    B-       American Banknote, Sr. Sub. Notes, 11.250% due 12/1/07+(a).............       100,375
 400,000    B-       B. F. Saul Real Estate Investment Trust, Sr. Secured Notes, Series B,
                       11.625% due 4/1/02+..................................................       428,000
 250,000    B-       ITT Publimedia, Sr. Sub. Notes, 9.375% due 9/15/07.....................       263,750
 464,000    B-       Unicco Service Finance, Sr. Sub. Notes, 9.875% due 10/15/07+...........       465,740
----------------------------------------------------------------------------------------------------------
                                                                                                 1,257,865
----------------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 15.2%
 350,000    B        AFC Enterprises Inc., Sr. Sub. Notes, 10.250% due 5/15/07+.............       370,125
 500,000    B+       Americold Corp., 1st Mortgage, Series B, 11.500% due 3/1/05............       535,625
 150,000    NR       Archibald Candy Corp., Sr. Secured Notes, 10.250% due 7/1/04+..........       157,125
 500,000    B-       Duane Reade Corp., Sr. Notes, Series B, 12.000% due 9/15/02............       525,000
 285,225    NR       Food 4 Less Holdings Inc., Sr. Sub. Debentures, Payment-in-kind,
                       13.625% due 6/15/07..................................................       347,974
 236,896    NR       FRD Acquisition Co., Sr. Notes, Series B, 12.500% due 7/15/04..........       257,032
 290,000    BB-      Fresh Del Monte Produce N.V., Sr. Notes, 10.000% due 5/1/03............       303,412
 180,000    B        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07...............       181,350
 150,000    B+       Mrs. Fields Original Cookies Inc., Sr. Notes, 10.125% due 12/1/01+.....       151,125
  80,000    B        Penn Traffic Co., Sr. Notes, 8.625% due 12/15/03.......................        68,500
  90,000    B-       Pueblo Xtra International Inc., Sr. Notes, 9.500% due 8/1/03...........        85,500
 300,000    B        Ralph's Supermarket Inc., Sr. Sub. Notes, 10.450% due 6/15/04..........       338,250
 140,000    B+       Shoppers Food Warehouse Corp., Sr. Notes, 9.750% due 6/15/04+..........       143,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 15.2% (CONTINUED)
$100,000    B        Toms Foods Inc., Sr. Notes, 10.500% due 11/1/04+.......................   $   100,000
 210,000    NR       Windy Hill Pet Food Inc., Sr. Sub. Notes, 9.750% due 5/15/07+..........       218,925
----------------------------------------------------------------------------------------------------------
                                                                                                 3,783,443
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 1.2%
 300,000    B        Silgan Holdings Inc., Sr. Sub. Debentures, 9.000% due 6/1/09+..........       308,625
----------------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 5.8%
  50,000    B        Alliance Gaming Corp., Sr. Sub Notes, 10.000% due 8/1/07+..............        50,375
 200,000    B+       Autotote Corp., Sr. Notes, 10.875% due 8/1/04..........................       209,000
 407,000    B-       Bally's Total Fitness Holdings Corp., Sr. Sub. Notes, 9.875% due
                       10/15/07+............................................................       411,070
 100,000    NR       Colorado Gaming Entertainment Co., Sr. Secured Notes, Payment-in-kind,
                       12.000% due 6/1/03...................................................       108,000
 100,000    B-       Fitzgerald Gaming Corp., Sr. Secd. Notes, 12.25% due 12/15/04+.........       101,000
 180,000    BB       Grand Casinos Inc., 1st Mortgage Notes, 10.125% due 12/1/03............       194,400
 350,000    B+       Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 12.750% due
                       11/1/03..............................................................       374,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,448,345
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.7%
 160,000    B        Physician Sales and Services Inc., Sr. Sub Notes, 8.500% due
                       10/1/07+.............................................................       164,800
----------------------------------------------------------------------------------------------------------
HOUSING -- 7.3%
 421,300    NR       Encor Group Inc., Sub. Notes, Series C, 11.000% due 12/15/01...........       442,365
 350,000    BB+      Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04....................       382,812
 100,000    BB-      Johns Manville International Group Inc., Sr. Notes, 10.875% due
                       12/15/04.............................................................       111,000
 200,000    BB       Kaufman Broad Home Corp., Sr. Notes, 7.750% due 10/15/04...............       198,000
 150,000    B-       Kevco Inc., Sr. Sub. Notes, 10.375% due 12/1/07+.......................       153,375
 250,000    B+       NVR Inc., Sr. Notes, 11.000% due 4/15/03...............................       270,625
 255,000    B-       Reliant Building Products Inc., Sr. Sub. Notes, Series B, 10.875% due
                       5/1/04+..............................................................       266,156
----------------------------------------------------------------------------------------------------------
                                                                                                 1,824,333
----------------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.7%
 160,000    B+       Unisys Corp., Sr. Notes, Series B, 12.000% due 4/15/03.................       181,200
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 6.2%
 250,000    B+       Burke Industries Inc., Sr. Notes, 10.00% due 8/15/07+..................       260,000
 250,000    B+       Pillowtex Corp., Sr. Sub. Notes, 9.000% due 12/15/07+..................       255,938
 250,000    B-       Roller Bearing Co., Guaranteed Sr. Sub. Notes, 9.625% due 6/15/07+.....       251,875
  50,000    B        Selmer Co., Inc., Sr. Sub. Notes, 11.000% due 5/15/00..................        55,187
 100,000    B-       Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due 8/1/05+............       102,000
 267,000    B-       Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02+...................       305,047
 140,000    B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+....................       144,725
 150,000    B-       Werner Holdings Co., Inc., Sr. Sub. Notes, 10.000% due 11/15/07+.......       154,125
----------------------------------------------------------------------------------------------------------
                                                                                                 1,528,897
----------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.5%
 300,000    B        Affinity Group Inc., Sr. Sub. Notes, 11.500% due 10/15/03..............       320,625
                     American Communications Services:
  95,000    NR         Sr. Disc. Notes, step bond to yield 12.656% due 11/1/05..............        76,475
 100,000    NR         Sr. Notes, 13.750% due 7/15/07+......................................       118,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.5% (CONTINUED)
$200,000    BB+      Cablevision Systems Corp., Sr. Notes, 7.875% due 12/15/07..............   $   204,750
 500,000    NR       Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03................       557,500
 350,000    B-       Diamond Cable Communication PLC., Sr. Discount Notes, step bond to
                       yield 10.750% due 2/15/07+...........................................       239,750
 200,000    B+       James Cable Partners LP Fin Corp., Sr. Notes, Series B, 10.750% due
                       8/15/04..............................................................       211,500
 250,000    B-       Kabelmedia Holdings GMBH, Sr. Discount Notes, step bond to yield
                       12.840% due 8/1/06...................................................       183,437
 400,000    B-       Paxson Communications Corp., Sr. Sub. Notes, 11.625% due 10/1/02+......       429,000
 200,000    B-       Pegasus Communications Corp., Sr. Notes, 9.625% due 10/15/05+..........       205,500
 400,000    B-       Pegasus Media Communications Inc., Notes, Series B, 12.500% due
                       7/1/05+..............................................................       457,000
 250,000    B-       Plitt Theaters Inc., Sr. Sub. Notes, 10.875% due 6/15/04...............       269,375
 100,000    B-       Source Media Inc., Sr. Notes, 12.000% due 11/01/04+....................        99,000
 150,000    B+       Telewest Communications PLC, Sr. Discount Debentures, step bond to
                       yield 10.751% due 10/1/07............................................       117,000
 150,000    B-       Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07+......       155,250
 240,000    B-       United International Holdings Inc. Ltd., Sr. Secured Discount Notes,
                       zero coupon to yield 12.160% due 11/15/99............................       196,800
----------------------------------------------------------------------------------------------------------
                                                                                                 3,841,462
----------------------------------------------------------------------------------------------------------
METALS/MINERALS -- 1.6%
 300,000    B-       ACME Metals Inc., Sr. Notes, 10.875% due 12/15/07+.....................       294,750
 100,000    NR       Continental Global Group Corp., Sr. Notes, 11.000% due 4/1/07..........       107,000
----------------------------------------------------------------------------------------------------------
                                                                                                   401,750
----------------------------------------------------------------------------------------------------------
PAPER -- 3.4%
 400,000    B        Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04+..................       430,000
 270,000    BB-      Paperboard Industries International Inc., Sr. Notes, 8.375% due
                       9/15/07+.............................................................       274,725
 133,000    B-       Riverwood International Corp., Sr. Notes, 10.625% due 8/1/07...........       134,995
----------------------------------------------------------------------------------------------------------
                                                                                                   839,720
----------------------------------------------------------------------------------------------------------
RETAIL -- 3.2%
 500,000    B+       KMart Corp., Medium Term Notes, 7.900% due 12/14/00....................       500,625
 300,000    BB-      Specialty Retailers Inc., Sr. Notes, 8.500% due 7/15/05+...............       306,000
----------------------------------------------------------------------------------------------------------
                                                                                                   806,625
----------------------------------------------------------------------------------------------------------
SERVICES -- 5.1%
 100,000    B-       Details Inc., Sr. Sub. Notes, 10.00% due 11/15/05+.....................       102,750
 260,000    CCC+     Florists Transworld Delivery Inc., Sr. Sub. Notes, Series B, 14.000%
                       due 12/15/01.........................................................       291,200
 150,000    B-       ICF Kaiser International Inc., Sr. Sub. Notes, 13.00% due 12/31/03.....       157,500
 250,000    B-       Production Resource Group LLC, Sr. Sub. Notes, 11.500% due 1/15/08+....       251,250
 260,000    B-       Richmont Marketing Specialists, Sr. Sub. Notes, 10.125% due
                       12/15/07+............................................................       264,550
 200,000    B-       Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07+..................       207,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,274,250
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.3%
 400,000    B-       Communications Instruments Inc., Sr. Sub. Notes, 10.000% due
                       9/15/04+.............................................................       408,000
 400,000    NR       Jordan Telecommunications Products, Sr. Discount Notes, Series B, step
                       bond to yield 10.629% due 08/1/07+...................................       322,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.3% (CONTINUED)
$150,000    NR       Knology Holdings Inc., Sr. Discount Notes, step bond to yield 11.875%
                       due 10/15/07+(a).....................................................   $    82,500
 240,000    CCC      Nextel Communications Inc., Sr. Discount Notes, step bond to yield
                       9.750% due 10/31/07+.................................................       146,400
 200,000    B-       TSF Communications Corp., Sr. Sub. Notes, 10.375% due 11/1/07+.........       199,500
 200,000    B-       USN Communications Inc., Sr. Notes, step bond to yield 14.618% due
                       8/15/04..............................................................       153,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,311,900
----------------------------------------------------------------------------------------------------------
TEXTILES -- 0.8%
 200,000    B+       Delta Mills Inc., Sr. Notes, 9.625% due 9/1/07+........................       204,000
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
 260,000    B        Atlantic Express Transportation Corp., Sr. Secured Notes, 10.750% due
                       2/1/04+..............................................................       276,250
 300,000    B-       Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05..........................       317,250
 130,000    B+       Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04+...............       132,925
----------------------------------------------------------------------------------------------------------
                                                                                                   726,425
----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $21,621,626)..................    22,704,795
----------------------------------------------------------------------------------------------------------

  SHARES                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
STOCK -- 2.0%
----------------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
       264             BayCorp Holdings Ltd. ...............................................         1,749
       740             Paxson Communications Corp., Preferred, Payment-in-kind, Exchangeable
                         12.500%............................................................        74,740
----------------------------------------------------------------------------------------------------------
                                                                                                    76,489
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.8%
     1,300             SFX Broadcasting Inc., Series E, Preferred, Payment-in-kind,
                         Exchangeable 12.625%...............................................       154,700
     2,000             Source Media Inc., Preferred, Payment-in-kind, Exchangeable
                         13.500%............................................................        50,500
----------------------------------------------------------------------------------------------------------
                                                                                                   205,200
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
     2,000             American Communications Services Inc., Preferred, Payment-in-kind
                         Exchangeable 12.750%+..............................................       209,000
----------------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $461,588).......................................       490,689
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  SHARES                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Expire 5/15/02++........................................   $    28,800
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.0%
       500             Gulf State Steel Alabama Inc., Expire 4/15/03+++.....................         2,500
     2,000             USN Communications Inc., Expire 8/15/04..............................            20
----------------------------------------------------------------------------------------------------------
                                                                                                     2,520
----------------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $17).........................................        31,320
----------------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $22,083,231)..........................    23,226,804
----------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$1,603,000             Citibank, 6.350% due 1/2/98, Proceeds at maturity -- $1,603,563
                       (Fully collaterized by U.S. Treasury Notes, 6.625% due 4/30/02;
                       Market value -- $1,671,128) (Cost -- $1,603,000).....................     1,603,000
----------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $23,686,231**)....................   $24,829,804
----------------------------------------------------------------------------------------------------------

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Security issued with attached warrants.
 ++ Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      STANDARD &     % OF TOTAL CORPORATE
MOODY'S     AND/OR      POOR'S          BONDS & NOTES
---------------------------------------------------------
  B                      B                    76.0%
 Ba                     BB                     9.0
 Caa                    CCC                    1.0
 NR                     NR                    14.0
---------------------------------------------------------
                                             100.0%
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA              --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A               --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C               --   The rating "C" is reserved for income bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are generally referred to as "gilt edge."
                     Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                     Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa             --   Bonds that are rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B               --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa             --   Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR              --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 85.0%
---------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE -- 1.5%
     99,700    Textron Inc. ..............................................................   $  6,231,250
---------------------------------------------------------------------------------------------------------
AIRLINES -- 3.1%
     15,850    Alaska Air Group, Inc. ....................................................        614,188
    135,225    UAL Corp.++................................................................     12,508,312
---------------------------------------------------------------------------------------------------------
                                                                                               13,122,500
---------------------------------------------------------------------------------------------------------
BANKING -- 5.4%
     57,800    Bank of New York...........................................................      3,341,563
    103,190    Citicorp...................................................................     13,047,086
     42,825    Mercantile Bancorp, Inc....................................................      2,633,738
     11,016    Wells Fargo & Co. .........................................................      3,739,244
---------------------------------------------------------------------------------------------------------
                                                                                               22,761,631
---------------------------------------------------------------------------------------------------------
BEVERAGE -- 6.0%
     93,250    Coca-Cola Co...............................................................      6,212,781
    526,100    Coca-Cola Enterprises......................................................     18,709,431
---------------------------------------------------------------------------------------------------------
                                                                                               24,922,212
---------------------------------------------------------------------------------------------------------
CHEMICAL -- 6.2%
    175,575    Cytec Industries Inc.++....................................................      8,241,052
    375,350    Monsanto Co. ..............................................................     15,764,700
     75,070    Solutia Inc. ..............................................................      2,003,431
---------------------------------------------------------------------------------------------------------
                                                                                               26,009,183
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
     65,000    Qwest Communications International, Inc.++.................................      3,867,500
---------------------------------------------------------------------------------------------------------
COMPUTERS -- 6.7%
    200,750    Compaq Computer Corp. .....................................................     11,329,828
    196,150    Dell Computer Corp.++......................................................     16,476,600
---------------------------------------------------------------------------------------------------------
                                                                                               27,806,428
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.8%
    375,000    US Office Products Co......................................................      7,359,375
---------------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 4.0%
    227,450    General Electric Co. ......................................................     16,689,144
---------------------------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 13.7%
    296,950    Eli Lilly & Co. ...........................................................     20,675,144
    253,225    Pfizer, Inc. ..............................................................     18,881,089
    143,375    Warner-Lambert Co. ........................................................     17,778,500
---------------------------------------------------------------------------------------------------------
                                                                                               57,334,733
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
    126,950    Texas Instruments Inc. ....................................................      5,712,750
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.3%
    226,425    Charles Schwab Corp........................................................   $  9,495,698
    179,325    Federal Home Loan Mortgage Corp............................................      7,520,442
    196,655    Federal National Mortage Association.......................................     11,221,626
    120,905    Merrill Lynch & Co., Inc...................................................      8,818,508
     63,300    SLM Holding Corp. .........................................................      8,806,613
     98,075    State Street Boston Corp. .................................................      5,706,739
---------------------------------------------------------------------------------------------------------
                                                                                               51,569,626
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.0%
    277,400    Delta & Pine Land Co.......................................................      8,460,700
---------------------------------------------------------------------------------------------------------
OIL & GAS -- 6.8%
    169,500    Diamond Offshore Drilling, Inc.............................................      8,157,188
    204,375    Schlumberger Ltd...........................................................     16,452,187
     83,250    Transocean Offshore Inc. ..................................................      4,011,609
---------------------------------------------------------------------------------------------------------
                                                                                               28,620,984
---------------------------------------------------------------------------------------------------------
RETAIL -- 0.6%
     69,750    Fred Meyer, Inc.++.........................................................      2,537,156
---------------------------------------------------------------------------------------------------------
SOFTWARE -- 9.4%
     85,900    America Online, Inc. ......................................................      7,661,206
    150,500    Cisco Systems, Inc.++......................................................      8,390,375
    158,650    J.D. Edwards & Co. ........................................................      4,680,175
    142,350    Microsoft Corp.++..........................................................     18,398,738
---------------------------------------------------------------------------------------------------------
                                                                                               39,130,494
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
    167,325    Lucent Technologies Inc. ..................................................     13,365,084
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $258,949,318)..................................    355,500,750
---------------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.1%
      2,183    Philips Electronics........................................................        130,939
     96,000    Sony Corp. ................................................................      8,564,506
---------------------------------------------------------------------------------------------------------
               TOTAL FOREIGN STOCK (Cost -- $8,786,658)...................................      8,695,445
---------------------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $267,735,976)...............................    364,196,195
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.9%
$54,062,000    Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $54,081,068 (Fully collateralized by U.S. Treasury Notes, 6.125% due 12/31/01; Market
               value -- $50,562,500; and U.S. Treasury Notes, 6.625% due 4/30/02; Market
               value -- $4,581,788) (Cost -- $54,062,000).................................   $ 54,062,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $321,797,976*)..........................   $418,258,195
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                               CASH INCOME TRUST

  FACE                                                                            ANNUALIZED
 AMOUNT                                  SECURITY                                   YIELD           VALUE
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 97.8%
$ 400,000   Asset Securitization Corp. matures 1/26/98........................      5.97%        $   398,364
  400,000   Bell Atlantic Financial matures 1/6/98............................      5.76             399,684
  400,000   BHP Finance (USA) Inc. matures 1/26/98............................      5.76             398,359
  500,000   Campbell Soup Co. matures 1/22/98.................................      5.78             498,338
  500,000   Ciesco L.P. matures 1/22/98.......................................      5.83             498,323
  400,000   Corporate Asset Funding matures 1/8/98............................      5.70             399,563
  450,000   Daimler-Benz North America matures 1/20/98........................      5.77             448,649
  500,000   Dillard Investment Co., Inc., matures 1/13/98.....................      6.03             499,008
  300,000   Export Development Corp. matures 1/26/98..........................      5.63             298,844
  400,000   Ford Motor Credit Corp. matures 1/8/98............................      5.69             399,564
  500,000   General Electric Capital Corp. matures 2/19/98....................      5.83             496,087
  400,000   General Mills Inc. matures 1/8/98.................................      5.73             399,561
  500,000   Goldman, Sachs Group L.P. matures 1/29/98.........................      5.93             497,725
  500,000   H.J. Heinz Co. matures 2/3/98.....................................      5.83             497,365
  500,000   Household Finance Corp. mature 1/7/98.............................   5.64 to 5.90        499,530
  400,000   IBM Credit Corp. matures 1/7/98...................................      5.73             399,623
  500,000   Johnson Controls matures 1/20/98..................................      5.96             498,448
  400,000   J.P. Morgan matures 1/6/98........................................      5.66             399,690
  400,000   Manitoba Hydro Electric matures 2/19/98...........................      5.75             396,913
  400,000   Morgan Stanley matures 1/22/98....................................      5.78             398,670
  500,000   Northern Indiana Public Service Corp. matures 1/21/98.............      5.93             498,375
  500,000   Pearson, Inc. matures 1/12/98.....................................      5.93             499,107
  500,000   Potomac Electric Power Co. matures 1/9/98.........................      6.18             499,322
  500,000   PPG Industries matures 1/29/98....................................      5.71             497,811
  500,000   Progress Capital Holdings matures 1/5/98..........................      5.83             499,680
  500,000   Prudential Funding Co. mature 1/4/98 to 1/21/98...................   5.84 to 5.85        498,483
  500,000   Southern New England Telecom matures 1/20/98......................      5.90             498,464
  500,000   Tampa Electric Co. matures 1/12/98................................      5.93             499,106
  500,000   Teco Finance Inc. matures 1/23/98.................................      5.79             498,255
------------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $13,210,911)......................                    13,210,911
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
  293,000   Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $293,101;
            (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02;
            Market value -- $302,325) (Cost -- $293,000)......................                       293,000
------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $13,503,911*)..................                   $13,503,911
------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         CASH
                                                        ASSETS         BOND       APPRECIATION     INCOME
                                                        TRUST          TRUST          FUND          TRUST
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $174,247,268   $22,083,231   $267,735,976   $13,210,911
  Repurchase agreements -- Cost....................     2,527,000     1,603,000     54,062,000       293,000
------------------------------------------------------------------------------------------------------------
  Investments, at value............................  $220,873,621   $23,226,804   $364,196,195   $13,210,911
  Repurchase agreements, at value..................     2,527,000     1,603,000     54,062,000       293,000
  Cash.............................................           751           706            671           727
  Receivable for securities sold...................     4,388,391            --      1,145,361            --
  Dividends and interest receivable................     1,143,590       438,675        181,502            50
  Receivable for Fund shares sold..................        13,881        32,647        405,581            --
  Receivable from affiliate........................            --            --             --        23,348
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   228,947,234    25,301,832    419,991,310    13,528,036
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.................     4,907,054            --     12,011,596            --
  Investment advisory fees payable.................        93,346        10,583        252,953            --
  Administration fees payable......................        11,241         1,270         20,236            --
  Dividends payable................................            --            --             --        24,178
  Accrued expenses.................................        65,313        17,801          5,308        10,057
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................     5,076,954        29,654     12,290,093        34,235
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $160,370,796   $25,718,998   $295,792,208   $13,493,801
  Undistributed net investment income..............     6,032,308     1,906,327      1,757,481            --
  Accumulated net realized gain (loss) from
     security transactions and futures contracts...    10,907,773    (3,496,720)    13,691,309            --
  Net unrealized appreciation of investments and
     futures contracts.............................    46,559,403     1,143,573     96,460,219            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    12,682,454     2,554,899      8,801,078    13,493,801
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $17.65         $9.89         $46.32         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                             MANAGED     HIGH YIELD     CAPITAL        CASH
                                                             ASSETS         BOND      APPRECIATION    INCOME
                                                              TRUST        TRUST          FUND        TRUST
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $ 5,078,799   $2,071,449   $  1,882,080   $339,989
  Dividends..............................................    2,263,576       12,591      2,639,119         --
  Less: Foreign withholding tax..........................           --           --        (45,564)        --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................    7,342,375    2,084,040      4,475,635    339,989
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................    1,035,501      105,287      2,436,487     19,634
  Administration fees (Note 3)...........................      121,093       11,741        183,798      3,644
  Shareholder communications.............................       63,998        6,000         42,800        800
  Audit and legal........................................       43,732       21,000         19,913     18,050
  Custody................................................       23,298       10,400         20,160      6,257
  Shareholder and system servicing fees..................        7,799       11,200          7,673      6,012
  Trustees' fees.........................................        6,025        6,000          5,909      6,544
  Registration fees......................................           --           --             --      3,080
  Other..................................................        5,884        6,085          1,414      1,800
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................    1,307,330      177,713      2,718,154     65,821
  Less: Expense reimbursement (Note 3)...................           --           --             --    (31,300)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................................    1,307,330      177,713      2,718,154     34,521
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................    6,035,045    1,906,327      1,757,481    305,468
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................   14,416,928      813,430     14,695,393        (72)*
     Futures contracts...................................   (1,488,265)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................   12,928,663      813,430     14,695,393        (72)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
     Beginning of year...................................   25,676,994      658,102     45,698,691         --
     End of year.........................................   46,559,403    1,143,573     96,460,219         --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................   20,882,409      485,471     50,761,528         --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.....   33,811,072    1,298,901     65,456,921        (72)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................  $39,846,117   $3,205,228   $ 67,214,402   $305,396
-------------------------------------------------------------------------------------------------------------

* Represents net realized losses from the sale of short-term securities for Cash Income Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         CASH
                                                        ASSETS         BOND       APPRECIATION     INCOME
                                                        TRUST          TRUST          FUND          TRUST
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $   305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393           (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528            --
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402       305,396
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --      (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)           --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................    (6,283,868)      (15,738)        (2,626)     (305,378)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359    28,240,251
  Net asset value of shares issued for
     reinvestment of dividends.....................     6,283,868        15,738          2,626       286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)  (18,576,002)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690     9,951,128
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466     9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751     3,542,655
------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of: .............................................    $6,032,308    $1,906,327     $1,757,481            --
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND          TRUST
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  6,221,446   $ 1,631,694   $  1,149,455   $    94,484
  Net realized gain (loss)..........................    13,430,793      (304,388)    13,938,060            --
  Increase in net unrealized appreciation...........     3,373,072       857,828     24,478,515            --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    23,025,311     2,185,134     39,566,030        94,484
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................   (10,914,123)   (2,978,125)    (1,741,271)      (94,502)
  Net realized gains................................   (17,258,729)           --    (23,015,510)           --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................   (28,172,852)   (2,978,125)   (24,756,781)      (94,502)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..................     7,067,309     5,233,862     72,301,317     9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................    28,172,852     2,978,125     24,756,781        94,502
  Cost of shares reacquired.........................   (12,757,653)   (3,030,251)    (9,891,028)   (7,910,199)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS........................    22,482,508     5,181,736     87,167,070     2,125,989
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    17,334,967     4,388,745    101,976,319     2,125,971
NET ASSETS:
  Beginning of year.................................   171,275,514    12,902,298    122,155,432     1,416,684
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $188,610,481   $17,291,043   $224,131,751   $ 3,542,655
-------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.............................      $689,249     $(172,955)      $219,605            --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $818,671 was reclassified to paid-in capital. In addition, for the Capital Appreciation Fund, a portion of accumulated net realized gain amounting to $144 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Cash Income Trust ("CIT"). MAT, CAF and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000,
0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly. The Travelers reimbursed CIT for expenses of $31,300.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management, Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $15,010 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Purchases.................................................... $186,544,096     $35,518,049     $362,587,231
-----------------------------------------------------------------------------------------------------------
Sales........................................................  177,972,207      26,755,511     264,154,624
-----------------------------------------------------------------------------------------------------------


     At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation................................  $47,904,567      $1,161,383     $102,374,047
Gross unrealized depreciation................................   (1,278,214)        (17,810)     (5,913,828)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation..................................  $46,626,353      $1,143,573     $96,460,219
-----------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1997, MAT had sold 26 financial futures contracts on the Standard & Poor's 500 Index expiring in March 1998. The basis value of such contracts was $6,297,200. The market value of such contracts on December 31, 1997 was $6,364,150, thereby resulting in an unrealized loss of $66,950.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1997, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, MAT held one TBA security with a cost of $3,439,470.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, HYBT had, for Federal income tax purposes, approximately $3,281,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        1998          1999        2000         2001        2002         2004
--------------------------------------------------------------------------------------------------------------
Carryforward Amounts...............  $1,970,000     $748,000     $48,000     $134,000     $38,000     $343,000
--------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold....................................................          430,658              469,580
Shares issued on reinvestment..................................          364,705            1,926,518
Shares redeemed................................................         (707,124)            (847,611)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................           88,239            1,548,487
--------------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold....................................................          811,252              591,013
Shares issued on reinvestment..................................            1,591              356,007
Shares redeemed................................................         (294,426)            (343,196)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          518,417              603,824
--------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold....................................................        3,339,655            1,994,300
Shares issued on reinvestment..................................               59              716,103
Shares redeemed................................................         (642,619)            (287,644)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,697,095            2,422,759
--------------------------------------------------------------------------------------------------------
CASH INCOME TRUST
Shares sold....................................................       28,240,251            9,941,686
Shares issued on reinvestment..................................          286,879               94,502
Shares redeemed................................................      (18,576,002)          (7,910,199)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        9,951,128            2,125,989
--------------------------------------------------------------------------------------------------------

                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

MANAGED ASSETS TRUST                                   1997         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $14.98       $15.50      $12.85      $14.21      $14.02
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................       0.48         0.46        0.49        0.46        0.51
  Net realized and unrealized gain (loss).........       2.70         1.50        2.83       (0.73)       0.72
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       3.18         1.96        3.32       (0.27)       1.23
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...........................      (0.12)       (0.89)      (0.50)      (0.67)      (0.85)
  Net realized gains..............................      (0.39)       (1.59)      (0.17)      (0.42)      (0.19)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................      (0.51)       (2.48)      (0.67)      (1.09)      (1.04)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $17.65       $14.98      $15.50      $12.85      $14.21
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................      21.31%       13.78%      27.12%      (2.24)%      9.33%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................   $223,870     $188,610    $171,276    $140,887    $156,767
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)....................................       0.63%        0.58%       0.58%       0.61%       0.56%
  Net investment income...........................       2.91         3.51        3.49        3.59        3.65
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................         90%         108%        110%         97%         86%
--------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3)................................      $0.05        $0.06          --          --          --
--------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                                  1997         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $8.49        $9.00       $8.49       $9.25       $8.91
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................       0.76         0.91        0.80        0.66        0.68
  Net realized and unrealized gain (loss).........       0.65         0.41        0.41       (0.76)       0.47
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       1.41         1.32        1.21       (0.10)       1.15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...........................      (0.01)       (1.83)      (0.70)      (0.66)      (0.81)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................      $9.89        $8.49       $9.00       $8.49       $9.25
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................      16.56%       16.05%      15.47%      (1.26)%     14.01%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................    $25,272      $17,291     $12,902     $11,716     $12,765
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)....................................       0.84%        0.97%       1.25%       1.25%       0.99%
  Net investment income...........................       9.04        11.01        9.37        7.71        7.69
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................        137%          84%        222%        146%         19%
--------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.60% for the year ended December 31, 1993.

(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33% and 1.31%, for the years ended December 31, 1995, 1994 and 1993, respectively.

                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

CAPITAL APPRECIATION FUND                            1997       1996         1995         1994       1993(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $36.72       $33.18       $24.50       $25.87       $22.72
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.19         0.23         0.24         0.19         0.19
  Net realized and unrealized gain (loss).....       9.41         8.49         8.61        (1.41)        3.21
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........       9.60         8.72         8.85        (1.22)        3.40
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.......................         --        (0.41)       (0.17)       (0.15)       (0.25)
  Net realized gains..........................      (0.00)*      (4.77)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (0.00)*      (5.18)       (0.17)       (0.15)       (0.25)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $46.32       $36.72       $33.18       $24.50       $25.87
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      26.14%       28.21%       36.37%       (4.76)%      15.09%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $407,701     $224,132     $122,155      $78,494      $62,414
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.84%        0.83%        0.85%        0.89%        0.87%
  Net investment income.......................       0.54         0.69         0.84         0.79         0.81
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         89%          84%         124%         106%         155%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.07        $0.06           --           --           --
-------------------------------------------------------------------------------------------------------------

CASH INCOME TRUST                                    1997       1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
  Net investment income (5)...................      0.049       0.0412       0.0417       0.0278       0.0214
  Distributions from net investment income....     (0.049)     (0.0412)     (0.0417)     (0.0278)     (0.0214)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       5.03%        4.20%        4.17%        2.78%        2.14%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $13,494       $3,543       $1,417       $1,203         $647
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.57%        0.78%        1.25%        1.25%        0.94%
  Net investment income.......................       5.03         3.72           --           --           --
-------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.96% for the year ended December 31, 1993.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The Travelers reimbursed CIT for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(6) The ratio of expenses to average net assets for 1995-1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40% and 8.47% for the years ended December 31, 1995, 1994 and 1993, respectively.

 *  Amount represents less than $0.01 per share.

                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Boards of Trustees of
Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust as of December 31, 1997, their results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1997:

     - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Managed Assets Trust.................................................  30.45%

     - The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Managed Assets Trust designates:

          - Total long-term capital gain distributions paid of $1,457,043 are considered "28 percent rate gains".

A total of 1.37% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from federal obligations and may be exempt from taxation at the state level.

                                       38

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1997, the U.S. Government Securities Portfolio ("Portfolio") had a total return of 12.62%, which was above its Lipper Analytical Services, Inc. peer group total return average of 8.20%. (Lipper is an independent fund-tracking organization.) As of December 31, 1997, the composition of assets was roughly 50% in mortgage-backed securities, and approximately 35% in U.S. Government securities.

In the first four months of the reporting period, we emphasized mortgage-backed securities in the Portfolio. However, as the year unfolded, U.S. Treasuries became our primary focus. In addition, in the last six weeks of the period under review, approximately 60% of the Portfolio was invested in Treasurys and about 40% was in mortgage-backed securities.

In our view, one of the most important events for the market in 1997 was the widely publicized currency and economic turmoil in Asia, specifically in Korea, Japan and Indonesia. As these currencies were devalued, the U.S. dollar was clearly a beneficiary. Other notable events during the reporting period include:

     - As a result of the unexpected strength in the U.S. economy, the Federal Reserve Board ("Fed") raised the federal-funds rate by 25 basis points, or 0.25%, at its March 1997 meeting. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

     - The not-so-successful introduction of inflation-indexed bonds by the U.S. Treasury.

     - The drastic reduction in the U.S. budget deficit. According to the latest report by the Congressional Budget Office, the deficit will go down to $5 billion in fiscal 1998 and may actually run annual surpluses in 2001 if present policies continue.

     - As a result of lower rates, mortgage refinancing has increased.

     - The drive toward the European Monetary Union continues to be on target for 1999.

Looking ahead to 1998, we anticipate the following events to have an impact on the bond market:

     - The turmoil in Asia may be worse than what is being reported. Therefore, the troubles in Asia will depress U.S. economic activity even more than current consensus expectations.

     - The Fed will probably ease its monetary policy and lower rates. In fact, several Fed Governors have recently shifted to a more "dovish" view regarding interest rates.

     - Interest rates will be lower and the yield on the 30-Year U.S. Treasury bond should initially trend toward 5 1/2%.

Moderate economic growth, combined with historically low inflation and the threat of financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for rates to go lower. While non-believers would suggest rates are too low, there is no compelling evidence to warrant a reversal of the present trend. High real rates, a lesser supply of U.S. Treasurys and a strong dollar are just some of the reasons why we remain bullish on bonds.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks high total return by investing in the stocks of issuers who demonstrate a positive awareness of their impact on the society in which they operate. For the year ended December 31, 1997, the Portfolio returned 27.28%. In comparison, the S&P 500 posted a total return of 33.35% for the same period.

The year 1997 ended on a solid note, with long-term bonds providing very good investment returns for the last quarter (up approximately 6%), while the broad stock market, although positive, generated only about one-half that return. (The benchmark S&P 500, for instance, returned 33.35% in 1997.) Psychologically, the year's closing was dominated by the financial crisis that plagued Asian economies and even spread into some of the other third world nations. Deflationary fears and a flight to quality were the major themes of this regional debacle.

In a stock market already characterized by extreme volatility, the Asian crisis has rattled investor complacency -- currency collapses, market slides, deflation tides and financial bailouts. Prices declined because Pacific-rim troubles "infected" the U.S. markets, then prices rose for domestic securities as investors flocked to quality. And they surged ahead in the last week of the year as it appeared that world banks would bail out Korea, the eleventh largest economy in the world. The markets are keenly sensitive to external factors because they are basically "fairly" valued based on current inflation, interest rates and earnings conditions. Therefore, any event that flags a possible change in those elements is almost immediately factored into the structure. We view the overseas developments as basically a regional event and not destructive to the U.S. economy.

                                       39

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

However, events in Asia will likely slow growth next year. Unless our global view changes, we remain positive on the U.S. stock market.

Within the U.S. stock market, company size made a very big difference in performance results -- namely the larger, the better. Consumer focus buried cyclical and high technology industries. Sectors such as utilities, health care and financials did significantly better than others. And finally, on a stylistic basis, growth company stocks did twice as well as those defined as value.

During the fourth quarter of 1997, we established seven new stock positions in the Portfolio, adding to our 24 previously owned stocks. In addition, we reduced two holdings and sold seven holdings. (Over 75% of our buying took place in the second half of October, as the S&P 500 went down by more than 5%.) Retail, health, infrastructure (energy, water and electric), as well as financial and technology services were all well represented in the Portfolio. As a result of these actions, the Portfolio's asset allocation to stocks was approximately 89%, with about 11% held in cash reserve awaiting additional buying opportunities. At the end of December, the Portfolio owned 78 individual names, and continued to over emphasize consumer cyclical, financial, technology and transportation stocks.

UTILITIES PORTFOLIO

For the one year ended December 31, 1997, the Utilities Portfolio ("Portfolio") had a total return of 25.29%. By all measures, the year 1997 was a positive one for the broader utility sector, with indices such as the Dow Jones Utility Average and Philadelphia Exchange Index of Utilities reaching all-time highs. In the second half of 1997, the Philadelphia Utility Index ("UTY") outperformed the S&P 500 by 13.8% and was up 20.1% nominally. The relative move in the UTY's ended almost four years of underperformance by the electric utility sector.

In our view, the utility industry's good relative performance was driven by several factors including the attractive yield relative to either bonds or other stocks, falling long-term interest rates, improved regulatory reforms and the prospects for sustained earnings and dividend growth. In addition to these factors, superior relative performance by the utilities in the second half of 1997 reflected a flight to quality as investors grew concerned about the market as a whole. Investors were particularly concerned about those sectors sensitive to economic activity that will slow as a result of turmoil in the Asian markets.

We see continued strength in the utility sectors in 1998, despite the magnitude of the sectors' December rally. In fact, we see an opportunity in the first half of 1998 to take advantage of the groups' vulnerability to a short-term pullback in relative performance. We intend to use this opportunity to adjust the Portfolio's allocations and to establish several new positions. In light of our macro view that stock market valuations are full and long-term interest rates will continue to go down, we anticipate that the higher-yielding utility sectors will remain relatively attractive compared to other sectors of the markets. If slower corporate earnings growth materializes, a stronger case will be made for the utilities. Companies such as Edison International, Duke Energy Corp., Florida Power & Light, SBC Communications and WorldCom will lead the expansion of the sector's multiples as each company establishes individual leadership in its own markets.

Irrespective of the markets, we expect that the pace of new mergers and acquisitions in 1998 will increase over 1997 levels. We also expect a continuation of positive "incentive for performance-based rate" reforms that have enabled companies to strategically cut costs, lower their capital spending and invest in higher margin non-regulated businesses, thereby creating the value that justifies expanded P/E multiples (a price/earnings ratio shows the relationship between a stock's price and the company's earnings for the last four quarters).

In 1998, as was the case in 1997, we continue to emphasize quality, targeting companies with strong balance sheets and positive free cash flows. Our investment strategy also favors companies with managements who have implemented a strategic plan for completing in a changing marketplace.

                                       40

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We expect continued volatility in the utilities industries as the financial markets differentiate between competitive and non-competitive companies. The Portfolio will continue to diversify in both traditional low volatility utility companies such as Florida Power and Light and Texas Utilities Co. as well as companies with higher growth potential such as WorldCom, Inc. and Teleport Communications Group, Inc.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1998

                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                  12.62%
   Five Years Ended 12/31/97             7.99%
   1/24/92* through 12/31/97             8.06%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   1/24/92* through 12/31/97            58.46%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1997. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.


                         Lehman     U.S. Government        Consumer
 Measurement Period    Government     Securities            Price
(Fiscal Year Covered)  Bond Index      Portfolio            Index
1/24/92                   10000          10000              10000
Dec-92                    10723          10790              10275
Dec-93                    11866          11813              10557
Dec-94                    11464          11147              10840
Dec-95                    13567          13869              11115
Dec-96                    13943          14077              11484
Dec-97                    15280          15094              11679

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    27.28%
   Five Years Ended 12/31/97              16.35%
   5/1/92* through 12/31/97               16.12%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   5/1/92* through 12/31/97              133.43%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                          Social
                          Standard       Awareness           Consumer
 Measurement Period       & Poor's         Stock              Price
(Fiscal Year Covered)     500 Index      Portfolio            Index
5/1/92                      10000          10000              10000
Dec-92                      10673          10950              10157
Dec-93                      11745          11777              10436
Dec-94                      11900          11461              10716
Dec-95                      14509          15285              10988
Dec-96                      17838          18340              11353
Dec-97                      23789          23343              11545

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    25.29%
   2/4/94* through 12/31/97               16.79%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   2/4/94* through 12/31/97               83.40%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1997. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.


                           Standard                           Consumer
 Measurement Period        & Poor's         Utilities          Price
(Fiscal Year Covered)      500 Index        Portfolio          Index
2/4/94                       10000            10000            10000
Dec-94                       10072            10170            10205
Dec-95                       13852            13149            10464
Dec-96                       17031            14139            10811
Dec-97                       22712            17705            10995

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.3%
$ 3,000,000   U.S. Treasury Bond, 6.125% due 11/15/27......................................   $ 3,085,410
  3,200,000   U.S. Treasury Bond, 8.000% due 11/15/21......................................     3,991,840
  2,500,000   U.S. Treasury Bond, 8.125% due 8/15/19.......................................     3,127,850
  9,000,000   FICO Strip, zero coupon due 9/26/19++........................................     2,322,900
  1,594,372   FHLMC, 6.500% due 2/1/26.....................................................     1,580,916
    114,481   FHLMC, 6.500% due 2/1/27.....................................................       113,337
     66,403   FHLMC, 6.500% due 4/1/27.....................................................        65,740
    164,390   FHLMC, 6.500% due 5/1/27.....................................................       162,747
  1,010,000   FHLMC, 6.500% due 12/1/27....................................................       998,951
  1,862,129   FNMA, 7.000% due 5/1/24......................................................     1,883,656
  1,896,215   FNMA, 7.000% due 6/1/24......................................................     1,918,135
  1,485,000   FNMA, 7.000% due 12/1/27.....................................................     1,496,598
  1,778,803   FNMA, 7.500% due 8/1/26......................................................     1,822,153
    945,100   FNMA, 7.500% due 11/1/26.....................................................       967,839
    196,118   FNMA, 7.500% due 9/1/27......................................................       200,777
  2,000,000   GNMA ARM, 6.000% due 1/28/27#................................................     2,013,760
    366,301   GNMA, 8.500% due 3/15/18.....................................................       390,683
    549,098   GNMA, 8.500% due 5/15/18.....................................................       585,647
    167,918   GNMA, 8.500% due 6/15/18.....................................................       179,095
    140,729   GNMA, 8.500% due 7/15/18.....................................................       150,097
    171,402   GNMA, 9.000% due 8/15/08.....................................................       185,116
    132,420   GNMA, 9.000% due 9/15/08.....................................................       143,015
    870,405   GNMA, 9.000% due 10/15/08....................................................       940,043
    268,447   GNMA, 9.000% due 12/15/08....................................................       289,924
    234,335   GNMA, 9.000% due 1/15/09.....................................................       253,083
     68,466   GNMA, 9.000% due 2/15/09.....................................................        73,943
    195,345   GNMA, 9.000% due 3/15/09.....................................................       210,973
    363,000   GNMA, 9.000% due 4/15/09.....................................................       392,042
    405,766   GNMA, 9.000% due 5/15/09.....................................................       438,230
    121,922   GNMA, 9.000% due 9/15/09.....................................................       131,676
  3,000,000   Tennessee Valley Authority Debenture, 6.375% due 6/15/05.....................     3,067,500
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $31,476,624)...........    33,183,676
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
  3,992,000   Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $3,993,406; (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02 Market
              value -- $4,076,175) (Cost -- $3,992,000)....................................     3,992,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $35,468,624*).............................   $37,175,676
---------------------------------------------------------------------------------------------------------

++ Security is segregated by the Custodian for open purchase commitments and/or for securities traded on a "to-be-announced" basis.
 # Security is traded on a "to-be-announced" basis (See Note 7).
 * Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 88.7%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
  2,000   Air Products & Chemicals, Inc. ..................................................   $   164,500
  3,100   Aluminum Co. of America..........................................................       218,162
 15,000   Engelhard Corp. .................................................................       260,625
  8,000   Praxair, Inc. ...................................................................       360,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,003,287
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.2%
  1,500   AMP, Inc. .......................................................................        63,000
  4,500   Belden, Inc. ....................................................................       158,625
  2,000   Pitney Bowes, Inc. ..............................................................       179,875
  2,000   US Filter Corp.++................................................................        59,875
---------------------------------------------------------------------------------------------------------
                                                                                                  461,375
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.8%
    800   Bell Atlantic Corp. .............................................................        72,800
  2,300   MCI Communications Corp. ........................................................        98,469
  7,000   WorldCom, Inc.++.................................................................       211,750
---------------------------------------------------------------------------------------------------------
                                                                                                  383,019
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 13.6%
  3,750   Dollar General Corp. ............................................................       135,937
  4,350   Home Depot, Inc. ................................................................       256,106
 11,000   Kaufman & Broad Home Corp. ......................................................       246,813
 11,000   Liz Claiborne, Inc. .............................................................       459,938
  7,500   Lowe's Cos., Inc. ...............................................................       357,656
  7,100   May Department Stores............................................................       374,081
  4,000   Pep Boys -- Manny, Moe & Jack....................................................        95,500
  4,000   Staples, Inc.++..................................................................       111,000
  6,000   Sylvan Learning Systems, Inc.++..................................................       234,000
  4,000   Toys "R" Us, Inc.++..............................................................       125,750
  3,800   Tribune Co. .....................................................................       236,550
  5,800   Wal-Mart Stores, Inc. ...........................................................       228,738
---------------------------------------------------------------------------------------------------------
                                                                                                2,862,069
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4%
  9,400   American Stores Co. .............................................................       193,287
  2,000   Gillette Co. ....................................................................       200,875
  7,500   Kroger Co.++.....................................................................       277,031
  5,000   Newell Co. ......................................................................       212,500
  4,800   PepsiCo, Inc. ...................................................................       174,900
  3,000   Rite Aid Corp. ..................................................................       176,063
  9,600   Sysco Corp. .....................................................................       437,400
    480   Tricon Global Restaurants, Inc.++................................................        13,950
  4,000   Unilever N. V. ..................................................................       249,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4% (CONTINUED)
  1,600   Walt Disney Co. .................................................................   $   158,500
 12,000   Wendy's International, Inc. .....................................................       288,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,383,006
---------------------------------------------------------------------------------------------------------
ENERGY -- 1.0%
  3,300   Anadarko Petroleum Corp. ........................................................       200,269
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 20.4%
  1,600   Aetna Inc. ......................................................................       112,900
  3,300   Allstate Corp. ..................................................................       299,888
  3,500   Amercian Express Co. ............................................................       312,375
  1,875   American International Group Inc. ...............................................       203,906
  4,000   Associates 1st Capital Corp. ....................................................       284,500
  2,700   BankBoston Corp. ................................................................       253,631
  3,000   Barnett Banks, Inc. .............................................................       215,625
  3,500   Chase Manhattan Corp. ...........................................................       383,250
  1,800   Citicorp ........................................................................       227,587
  6,800   Federal Home Loan Mortgage Corp. ................................................       285,175
  3,000   H. F. Ahmanson & Co. ............................................................       200,813
  2,500   Lincoln National Corp. ..........................................................       195,312
  4,400   NationsBank Corp. ...............................................................       267,575
  4,000   St. Paul Co., Inc. ..............................................................       328,250
  6,800   State Street Corp. ..............................................................       395,675
  3,000   Transamerica Corp. ..............................................................       319,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,285,962
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 10.9%
  4,200   Amgen Inc. ......................................................................       227,325
  2,000   Beckman Instruments, Inc. .......................................................        80,000
  8,600   DENTSPLY International, Inc. ....................................................       262,300
  3,600   Johnson & Johnson ...............................................................       237,150
  3,300   Merck & Co., Inc. ...............................................................       350,625
  2,400   Pfizer, Inc. ....................................................................       178,950
  6,400   Schering-Plough Corp. ...........................................................       397,600
  6,200   Stryker Corp. ...................................................................       230,950
 10,000   Tenet Healthcare Corp.++.........................................................       331,250
---------------------------------------------------------------------------------------------------------
                                                                                                2,296,150
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.6%
  7,300   Automatic Data Processing, Inc. .................................................       448,038
  6,900   Cisco Systems Inc.++ ............................................................       384,675
  6,250   Compaq Computer Corp. ...........................................................       352,734
  7,500   Computer Associates International ...............................................       396,563
 14,000   EMC Corp.++ .....................................................................       384,125
  4,000   International Business Machines Corp. ...........................................       418,250
  4,600   Lucent Technologies Corp. .......................................................       367,425
  2,200   Motorola Inc. ...................................................................       125,538
  5,250   Oracle Corp.++ ..................................................................       117,141

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.6% (CONTINUED)
  4,000   Sun Microsystems Inc.++ .........................................................   $   159,500
  4,400   Xerox Corp. .....................................................................       324,775
---------------------------------------------------------------------------------------------------------
                                                                                                3,478,764
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.1%
  4,500   Mesaba Holdings, Inc.++ .........................................................       117,000
  4,200   Norfolk Southern Corp. ..........................................................       129,412
  7,950   Southwest Airlines ..............................................................       195,769
---------------------------------------------------------------------------------------------------------
                                                                                                  442,181
---------------------------------------------------------------------------------------------------------
UTILITIES -- 3.9%
  8,000   Enron Corp. .....................................................................       332,500
  3,500   NIPSCO Industries, Inc. .........................................................       173,031
 11,000   Williams Cos., Inc. .............................................................       312,125
---------------------------------------------------------------------------------------------------------
                                                                                                  817,656
---------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $13,287,998).........................................    18,613,738
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.3%
$2,373,000    Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $2,373,837; (Fully collaterized by U.S. Treasury Notes, 6.625% due 4/30/02; Market
              value -- $2,423,813) (Cost -- $2,373,000)...................................      2,373,000
---------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $15,660,998*)............................    $20,986,738
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              UTILITIES PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 85.8%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 58.0%
 11,000    American Electric Power Co., Inc. ..............................................   $   567,875
  7,500    Baltimore Gas & Electric Co. ...................................................       255,469
 15,000    Central & South West Corp. .....................................................       405,938
 15,000    CINergy Corp. ..................................................................       574,687
 15,000    CMS Energy Corp. ...............................................................       660,937
 10,000    Dominion Resources, Inc. .......................................................       425,625
 12,000    DPL Inc. .......................................................................       345,000
 15,000    Duke Energy Corp. ..............................................................       830,625
 20,000    Edison International............................................................       543,750
 10,000    Endesa..........................................................................       181,875
 15,000    Florida Progress Corp. .........................................................       588,750
 10,000    FPL Group Inc. .................................................................       591,875
 10,000    GPU Inc. .......................................................................       421,250
 10,000    KN Energy Inc. .................................................................       540,000
 10,000    Long Island Lighting Co. .......................................................       301,250
 10,000    New Century Energies, Inc. .....................................................       479,375
 10,000    NIPSCO Industries, Inc. ........................................................       494,375
 10,000    Northern States Power Co. ......................................................       582,500
 10,000    PacifiCorp......................................................................       273,125
  5,000    Pinnacle West Capital Corp. ....................................................       211,875
  8,000    Public Service Co. of New Mexico................................................       189,500
 15,000    SCANA Corp. ....................................................................       449,063
 15,000    Sierra Pacific Resources........................................................       562,500
 15,000    Southern Co. ...................................................................       388,125
 15,000    Texas Utilities Co. ............................................................       623,437
 15,000    Unicom Corp. ...................................................................       461,250
 12,000    UtiliCorp United, Inc. .........................................................       465,750
---------------------------------------------------------------------------------------------------------
                                                                                               12,415,781
---------------------------------------------------------------------------------------------------------
NATURAL GAS -- 16.0%
  8,000    Coastal Corp. ..................................................................       495,500
  5,000    Columbia Gas Systems, Inc. .....................................................       392,812
  8,000    Consolidated Natural Gas Co. ...................................................       484,000
  7,000    Energen Corp. ..................................................................       278,250
  3,000    Enron Corp. ....................................................................       124,688
  5,000    Equitable Resources Inc. .......................................................       176,875
 10,000    MCN Corp. ......................................................................       403,750
  3,000    ONEOK, Inc. ....................................................................       121,125
 10,000    Pacific Enterprises.............................................................       376,250
 15,000    Southwest Gas Corp. ............................................................       280,312
 10,000    Williams Cos., Inc. ............................................................       283,750
---------------------------------------------------------------------------------------------------------
                                                                                                3,417,312
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              UTILITIES PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 11.8%
 10,000    France Telecom S.A.++...........................................................   $   360,000
 10,000    GTE Corp. ......................................................................       522,500
  8,000    NEXTLINK Communications Inc.++..................................................       170,500
  3,000    Qwest Communications International Inc. ........................................       178,500
  3,000    SBC Communications Inc. ........................................................       219,750
  9,000    Teleport Communications Group, Inc.++...........................................       493,875
  5,000    US West Media Group++...........................................................       144,375
 15,000    WorldCom, Inc. .................................................................       453,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,543,250
---------------------------------------------------------------------------------------------------------

           TOTAL COMMON STOCK (Cost -- $13,649,234)........................................    18,376,343
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 3.0%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 1.9%
  $200,000    Arizona Public Service Co., 7.25% due 8/1/23.................................       200,680
   200,000    Philadelphia Electric, 8.75% due 4/1/22......................................       209,750
---------------------------------------------------------------------------------------------------------
                                                                                                  410,430
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.1%
   230,000    MCI Communication Corp., 7.75% due 3/23/25...................................       238,338
---------------------------------------------------------------------------------------------------------
                                                                                                  648,768
              TOTAL CORPORATE BONDS (Cost -- $606,132).....................................
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.4%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost -- $499,865)...................       518,725
---------------------------------------------------------------------------------------------------------

              SUB-TOTAL INVESTMENTS (Cost -- $14,755,231)..................................    19,543,836
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.8%
 1,875,000    Citibank, 6.35% due by 1/2/98; Proceeds at maturity -- $1,875,659; (Fully collateralized by U.S. Treasury Note, 6.6250% due 4/30/02; Market
              value -- $1,918,200) (Cost -- $1,875,000)....................................     1,875,000
---------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $16,630,231*).............................   $21,418,836
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                           U.S. GOVERNMENT     SOCIAL AWARENESS
                                                             SECURITIES             STOCK            UTILITIES
                                                              PORTFOLIO           PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $31,476,624         $ 13,287,998       $14,755,231
  Repurchase agreements -- Cost........................        3,992,000            2,373,000         1,875,000
---------------------------------------------------------------------------------------------------------------
  Investments, at value................................      $33,183,676         $ 18,613,738       $19,543,836
  Repurchase agreements, at value......................        3,992,000            2,373,000         1,875,000
  Cash.................................................              525                  923               978
  Receivable for Fund shares sold......................               --               35,970                --
  Receivable from affiliate............................               --               25,093                --
  Dividends and interest receivable....................          238,175               17,231            60,285
---------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       37,414,376           21,065,955        21,480,099
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        2,010,313                   --                --
  Payable for Fund shares purchased....................           88,743                   --            13,837
  Investment advisory fees payable.....................            9,750               11,138            10,795
  Administration fees payable..........................            1,794                1,078               728
  Accrued expenses.....................................           24,333               40,527            41,683
---------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        2,134,933               52,743            67,043
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $35,279,443         $ 21,013,212       $21,413,056
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $34,085,800         $ 15,006,691       $15,371,389
  Undistributed net investment income..................           23,858              156,049           643,930
  Accumulated net realized gain (loss) from
     security transactions and futures contracts.......         (537,267)             524,732           609,132
  Net unrealized appreciation of investments...........        1,707,052            5,325,740         4,788,605
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $35,279,443         $ 21,013,212       $21,413,056
---------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        3,027,108            1,047,410         1,400,349
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.65               $20.06            $15.29
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            U.S. GOVERNMENT     SOCIAL AWARENESS
                                                              SECURITIES             STOCK           UTILITIES
                                                               PORTFOLIO           PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 1,830,022          $  170,723        $  204,572
  Dividends...............................................             --             142,104           629,621
---------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      1,830,022             312,827           834,193
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................         86,779             104,002           116,989
  Audit and legal.........................................         17,550              23,750            20,006
  Administration fees (Note 2)............................         17,467               9,600             9,580
  Shareholder and system servicing fees...................          5,345               7,209             7,858
  Custody.................................................          2,981               5,000             4,301
  Shareholder communications..............................          2,500               3,800            11,513
  Pricing fees............................................          2,084                  --                --
  Trustees' fees..........................................          1,500               1,500             4,015
  Other...................................................            412               1,917            16,001
---------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        136,618             156,778           190,263
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      1,693,404             156,049           643,930
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
  Realized Gain From:
     Security transactions (excluding short-term
       securities)........................................        146,348             535,769           631,548
     Futures contracts....................................         48,895                  --                --
---------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................        195,243             535,769           631,548
---------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year....................................        184,657           2,448,669         1,870,929
     End of year..........................................      1,707,052           5,325,740         4,788,605
---------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION.................      1,522,395           2,877,071         2,917,676
---------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS.............      1,717,638           3,412,840         3,549,224
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................    $ 3,411,042          $3,568,889        $4,193,154
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      U.S. GOVERNMENT     SOCIAL AWARENESS
                                                        SECURITIES             STOCK            UTILITIES
                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................     $ 1,693,404         $    156,049       $   643,930
  Net realized gain................................         195,243              535,769           631,548
  Increase in net unrealized appreciation..........       1,522,395            2,877,071         2,917,676
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........       3,411,042            3,568,889         4,193,154
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................      (1,694,724)                  --           (19,187)
  Net realized gains...............................              --                   --            (8,193)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................      (1,694,724)                  --           (27,380)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................      11,415,299            8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................       1,694,724                   --            27,380
  Cost of shares reacquired........................      (5,555,432)          (2,330,215)       (5,570,422)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................       7,554,591            6,404,328          (966,944)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................       9,270,909            9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................      26,008,534           11,039,995        18,214,226
----------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................     $35,279,443         $ 21,013,212       $21,413,056
----------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................         $23,858             $156,049          $643,930
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       52

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)  FOR THE YEAR ENDED DECEMBER 31,
                                                 1996

                                                      U.S. GOVERNMENT     SOCIAL AWARENESS
                                                        SECURITIES             STOCK            UTILITIES
                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................     $ 1,540,387         $     37,123       $   670,946
  Net realized gain (loss).........................        (704,606)             400,819           829,616
  Increase (decrease) in net unrealized
     appreciation..................................        (612,404)           1,159,056          (222,208)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........         223,377            1,596,998         1,278,354
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................      (3,539,054)            (233,199)       (1,107,181)
  Net realized gains...............................        (423,418)            (525,148)         (974,527)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................      (3,962,472)            (758,347)       (2,081,708)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................       6,750,676            4,848,116         7,458,285
  Net asset value of shares issued for reinvestment
     of dividends..................................       3,962,472              758,347         2,081,708
  Cost of shares reacquired........................      (9,157,807)          (2,459,930)       (5,862,088)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................       1,555,341            3,146,533         3,677,905
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................      (2,183,754)           3,985,184         2,874,551
NET ASSETS:
  Beginning of year................................      28,192,288            7,054,811        15,339,675
----------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................     $26,008,534         $ 11,039,995       $18,214,226
----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
     investment income of:.........................         $(2,726)                  --            $4,964
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       53

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Mid-Cap Disciplined Equity Fund, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the U.S. Government Securities Portfolio, a portion of accumulated net realized gains amounting to $3,817 was reclassified to paid-in capital. In addition, for the Social Awareness Stock Portfolio, a portion of accumulated net realized gains amounting to 8,124 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       54

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    USGS            SAS          UTILITIES
-----------------------------------------------------------------------------------------------------------
Purchases....................................................... $62,069,149     $8,362,808     $10,679,007
-----------------------------------------------------------------------------------------------------------
Sales...........................................................  52,832,129      2,493,936      11,000,476
-----------------------------------------------------------------------------------------------------------

     At December 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      USGS           SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................................... $1,707,052     $5,539,306     $4,788,605
Gross unrealized depreciation.....................................         --       (213,566)            --
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation....................................... $1,707,052     $5,325,740     $4,788,605
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1997, the Portfolios had no open futures contracts.

                                       55

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1997, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, USGS held one TBA security with a cost of $2,010,313.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $513,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold....................................................         978,971              606,114
Shares issued on reinvestment..................................         145,971              355,511
Shares redeemed................................................        (491,712)            (834,803)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         633,230              126,822
--------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold....................................................         479,843              323,694
Shares issued on reinvestment..................................              --               51,251
Shares redeemed................................................        (132,790)            (167,210)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         347,053              207,735
--------------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold....................................................         341,896              590,496
Shares issued on reinvestment..................................           1,816              169,391
Shares redeemed................................................        (433,506)            (463,451)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         (89,794)             296,436
--------------------------------------------------------------------------------------------------------

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

U.S. GOVERNMENT SECURITIES PORTFOLIO                      1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $10.86     $12.43     $10.58     $11.63     $10.79
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................     0.58       0.68       0.65       0.60       0.57
  Net realized and unrealized gain (loss)..............     0.79      (0.52)      1.80      (1.23)      0.44
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................     1.37       0.16       2.45      (0.63)      1.01
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income................................    (0.58)     (1.55)     (0.60)     (0.39)     (0.17)
  Net realized gains...................................       --      (0.18)        --      (0.03)        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.58)     (1.73)     (0.60)     (0.42)     (0.17)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $11.65     $10.86     $12.43     $10.58     $11.63
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    12.62%      1.46%     24.42%     (5.64)%     9.48%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $35,279    $26,009    $28,192    $24,522    $25,520
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).........................................     0.49%      0.62%      0.56%      0.71%      0.58%
  Net investment income................................     6.10       5.68       5.80       5.56       5.04
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................      208%       501%       214%        16%        51%
------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                          1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $15.76     $14.32     $11.05     $11.64     $10.95
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)............................     0.15       0.31       0.12       0.16       0.17
  Net realized and unrealized gain (loss)..............     4.15       2.42       3.47      (0.45)      0.65
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................     4.30       2.73       3.59      (0.29)      0.82
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income................................       --      (0.43)     (0.14)     (0.24)     (0.13)
  Net realized gains...................................       --      (0.86)     (0.18)     (0.06)        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................       --      (1.29)     (0.32)     (0.30)     (0.13)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $20.06     $15.76     $14.32     $11.05     $11.64
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    27.28%     19.98%     33.37%     (2.69)%     7.55%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $21,013    $11,040     $7,055     $3,879     $3,361
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4)......................................     0.98%      1.25%      1.25%      1.25%      1.05%
  Net investment income................................     0.97       0.43       0.99       1.43       1.50
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       19%        26%        73%       137%        60%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (5)...........................    $0.06      $0.06         --         --         --
------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets for the year ended December 31, 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.77%.

(3) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(4) The ratios of expenses to average net assets for the years ended December 31, 1995, 1994 and 1993 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75%, 3.34% and 3.73%, respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

UTILITIES PORTFOLIO                                                 1997       1996       1995      1994(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................   $12.22     $12.85     $10.17    $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income..........................................     0.46       0.47       0.48      0.35
  Net realized and unrealized gain (loss)........................     2.63       0.47       2.44     (0.18)
----------------------------------------------------------------------------------------------------------
Total Income From Operations.....................................     3.09       0.94       2.92      0.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income..........................................    (0.01)     (0.84)     (0.24)       --
  Net realized gains.............................................    (0.01)     (0.73)        --        --
----------------------------------------------------------------------------------------------------------
Total Distributions..............................................    (0.02)     (1.57)     (0.24)       --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................................   $15.29     $12.22     $12.85    $10.17
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................................    25.29%      7.47%     29.29%     1.70%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................................  $21,413    $18,214    $15,340    $5,757
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...................................................     1.06%      1.07%      1.25%     1.25%+
  Net investment income..........................................     3.58       3.88       4.29      3.86+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................................       68%        39%        25%       32%
----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS (4)....    $0.06      $0.06         --        --
----------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized

                                       58

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--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1997, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       59

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--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1997:

        - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Utilities Portfolio..................................................  70.08%

     A total of 36.50% of the ordinary dividends paid by the U.S. Government Securities Portfolio from net investment income are derived from federal obligations and may be exempt from taxation at the state level.

                                       60

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<PG$PCN>

                              Investment Advisers
                              --------------------

  MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, CASH
                                INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-98)

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